UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.15

ANNUAL REPORT

AB HIGH INCOME FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 14, 2015

Annual Report

This report provides management’s discussion of fund performance for AB High Income Fund (the “Fund”) for the annual reporting period ended October 31, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein High Income Fund to AB High Income Fund.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income. The Fund pursues income opportunities from government, corporate, emerging market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

AllianceBernstein L.P. (the “Adviser”) selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments—i.e., rated C by Moody’s Investors Service (“Moody’s”) or CCC+ or lower by Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”)—and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 7 shows the Fund’s performance compared with its blended benchmark, which is composed of equal weightings of the J.P. Morgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the J.P. Morgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index for the six- and 12-month periods ended October 31, 2015. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its

AB HIGH INCOME FUND •	1

broad-based benchmark, the JPM EMBI Global, which tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

All share classes of the Fund outperformed the blended benchmark for both periods, before sales charges. Sector positioning contributed to returns for the 12-month period, yet detracted slightly for the six-month period, relative to the benchmark. Specifically, an overweight to collateralized mortgage obligations, commercial mortgage-backed securities and the banking sector contributed for the 12-month period, and an underweight to emerging market sovereigns detracted for the six-month period. Security selection within energy and technology holdings detracted for both periods. Currency selection contributed for both periods, specifically an overweight to the US dollar and an underweight to a number of emerging market currencies including the Malaysian ringgit and South African rand. Country selection detracted for both periods, mainly from an underweight to Mexico and an overweight to the United States.

The Fund utilized derivatives including currency forwards for hedging and investment purposes and written options for hedging purposes, which added to returns for both periods, in absolute terms. Treasury futures and purchased options for hedging purposes and interest rate swaps and total return swaps for investment purposes detracted for both periods; credit default swaps for hedging and investment purposes detracted during the six-month period and added for the 12-month period.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended October 31, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. While oil prices began to rebound in April, they again fell in August, remaining well below their price range in late 2014. These dynamics caused volatility within government bond yields, with the yield on the 10-year US Treasury ranging from 1.7% to 2.5%, ultimately ending the period at 2.2%. Adding to the volatility, the US Federal Reserve postponed its long expected interest-rate hike, alluding to emerging market turmoil as one of the reasons.

In other markets, including many in Europe where the European Central Bank implemented its quantitative easing program, some yields ended the period in negative territory. In emerging markets, political and economic instability across regions negatively affected the investment environment. Slower growth in China, Brazil and other emerging market economies caused further pressure on credit markets at the end of the 12-month period. Against this backdrop, fixed-income returns diverged between regions and sectors. Credit securities generally underperformed developed market Treasuries; developed market Treasuries generally outperformed emerging market local currency Treasuries; and investment-grade securities generally outperformed high-yield,

2	• AB HIGH INCOME FUND

which posted some of the worst returns across the fixed-income market. There was significant divergence of returns in the corporate high-yield market. The metals/mining and energy sectors were the worst performers as commodity prices continued to fall. However, consumer related sectors including food/beverages, gaming/lodging/leisure and retail posted positive returns.

AB HIGH INCOME FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged JPM® EMBI Global, the JPM® GBI-EM and the Barclays US Corporate HY 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB HIGH INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

Disclosures and Risks

AB HIGH INCOME FUND •	5

(Disclosures, Risks and Note about Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB HIGH INCOME FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB High Income Fund
Class A	-2.85%	-1.98%

Class B*	-3.30%	-2.89%

Class C	-3.27%	-2.74%

Advisor Class†	-2.70%	-1.78%

Class R†	-3.15%	-2.44%

Class K†	-2.97%	-2.12%

Class I†	-2.79%	-1.74%

Class Z†	-2.78%	-1.72%

Blended benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Barclays US Corporate HY 2% Issuer Capped Index	-5.34%	-8.03%

JPM EMBI Global	-1.19%	-0.50%

JPM GBI-EM	-11.26%	-20.54%

Barclays US Corporate HY 2% Issuer Capped Index	-3.38%	-1.91%

*    Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 10/31/05 TO 10/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Fund Class A shares (from 10/31/05 to 10/31/15) as compared to the performance of the Fund’s blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			6.77%
1 Year	-1.98%	-6.17%
5 Years	5.83%	4.91%
10 Years	8.60%	8.12%

Class B Shares			6.30%
1 Year	-2.89%	-5.60%
5 Years	5.04%	5.04%
10 Years(a)	8.09%	8.09%

Class C Shares			6.31%
1 Year	-2.74%	-3.65%
5 Years	5.03%	5.03%
10 Years	7.75%	7.75%

Advisor Class Shares†			7.36%
1 Year	-1.78%	-1.78%
5 Years	6.15%	6.15%
Since Inception‡	8.52%	8.52%

Class R Shares†			6.73%
1 Year	-2.44%	-2.44%
5 Years	5.48%	5.48%
Since Inception‡	7.88%	7.88%

Class K Shares†			7.12%
1 Year	-2.12%	-2.12%
5 Years	5.84%	5.84%
Since Inception‡	8.22%	8.22%

Class I Shares†			7.40%
1 Year	-1.74%	-1.74%
5 Years	6.20%	6.20%
Since Inception‡	8.55%	8.55%

Class Z Shares†			7.38%
1 Year	-1.72%	-1.72%
Since Inception‡	2.81%	2.81%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.89%, 1.60%, 1.58%, 0.58%, 1.23%, 0.88%, 0.54% and 0.52% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2015.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

‡	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB HIGH INCOME FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-7.74%
5 Years	4.96%
10 Years	7.72%

Class B Shares
1 Year	-6.95%
5 Years	5.09%
10 Years(a)	7.68%

Class C Shares
1 Year	-5.14%
5 Years	5.07%
10 Years	7.35%

Advisor Class Shares†
1 Year	-3.32%
5 Years	6.20%
Since Inception‡	8.31%

Class R Shares†
1 Year	-3.85%
5 Years	5.55%
Since Inception‡	7.69%

Class K Shares†
1 Year	-3.66%
5 Years	5.89%
Since Inception‡	8.01%

Class I Shares†
1 Year	-3.27%
5 Years	6.24%
Since Inception‡	8.34%

Class Z Shares†
1 Year	-3.26%
Since Inception‡	1.79%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

‡	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

10	• AB HIGH INCOME FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$971.50	$4.52	.91%
Hypothetical**	$1,000	$1,020.62	$4.63	.91%
Class B
Actual	$1,000	$967.00	$8.13	1.64%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%
Class C
Actual	$1,000	$967.30	$7.93	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Advisor Class
Actual	$1,000	$973.00	$2.98	.60%
Hypothetical**	$1,000	$1,022.18	$3.06	.60%
Class R
Actual	$1,000	$968.50	$6.35	1.28%
Hypothetical**	$1,000	$1,018.75	$6.51	1.28%
Class K
Actual	$1,000	$970.30	$4.62	.93%
Hypothetical**	$1,000	$1,020.52	$4.74	.93%
Class I
Actual	$1,000	$972.10	$2.78	.56%
Hypothetical**	$1,000	$1,022.38	$2.85	.56%
Class Z
Actual	$1,000	$972.20	$2.68	.54%
Hypothetical**	$1,000	$1,022.48	$2.75	.54%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB HIGH INCOME FUND •	11

Expense Example

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,235.7

*	All data are as of October 31, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.6% or less in the following security types: Agencies, Asset-Backed Securities, Emerging Markets – Treasuries, Governments – Sovereign Bonds, Inflation-Linked Securities, Investment Companies, Local Governments – Regional Bonds, Options Purchased – Puts, Quasi-Sovereigns and Warrants.

12	• AB HIGH INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

*	All data are as of October 31, 2015. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Argentina, Australia, Bahrain, Barbados, Belgium, Bulgaria, Cayman Islands, Chile, Colombia, Croatia, Denmark, El Salvador, Gabon, Ghana, Guatemala, Hong Kong, India, Indonesia, Israel, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Lebanon, Macau, Morocco, New Zealand, Norway, Pakistan, Peru, Portugal, Romania, Serbia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Turkey, United Arab Emirates, Uruguay, Venezuela and Zambia.

AB HIGH INCOME FUND •	13

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2015

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 53.8%
Industrial – 44.7%
Basic – 2.8%
AK Steel Corp. 7.625%, 5/15/20-10/01/21	U.S.$	4,471	$2,310,258
Aleris International, Inc. 7.625%, 2/15/18		4,336	4,054,160
7.875%, 11/01/20		4,671	4,390,740
ArcelorMittal 6.125%, 6/01/25		5,902	5,088,586
7.75%, 10/15/39		7,105	6,057,012
Ashland, Inc. 4.75%, 8/15/22		1,800	1,800,990
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(a)		3,053	3,228,548
Chemours Co. (The) 7.00%, 5/15/25(a)		1,557	1,159,965
Cliffs Natural Resources, Inc. 7.75%, 3/31/20(a)		4,112	1,665,360
8.25%, 3/31/20(a)		6,486	5,804,970
Commercial Metals Co. 4.875%, 5/15/23		3,249	2,875,365
6.50%, 7/15/17		3,844	3,988,150
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		14,954	14,879,230
Constellium NV 5.75%, 5/15/24(a)		9,890	7,120,800
Emeco Pty Ltd. 9.875%, 3/15/19(a)		9,097	5,117,062
Ephios Holdco II PLC 8.25%, 7/01/23(a)	EUR	2,619	2,933,465
FMG Resources August 206 Pty Ltd. 9.75%, 3/01/22(a)(b)	U.S.$	1,561	1,553,195
Ineos Finance PLC 4.00%, 5/01/23(a)	EUR	5,160	5,447,226
INEOS Group Holdings SA 5.75%, 2/15/19(a)		1,266	1,387,980
5.875%, 2/15/19(a)(b)	U.S.$	7,329	7,329,000
JMC Steel Group, Inc. 8.25%, 3/15/18(a)		2,760	1,876,800
Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		5,511	4,808,348
Lundin Mining Corp. 7.50%, 11/01/20(a)		4,977	5,026,770
7.875%, 11/01/22(a)		4,001	4,010,202

14	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(c)(d)	U.S.$	16,121	$3,546,620
Momentive Performance Materials, Inc. 3.88%, 10/24/21		13,331	10,664,800
8.875%, 10/15/20(e)(f)(g)		13,331	– 0	–***
Novacap International SAS 4.932%, 5/01/19(a)(h)	EUR	1,388	1,534,633
Novelis, Inc. 8.375%, 12/15/17	U.S.$	1,452	1,462,890
8.75%, 12/15/20(b)		8,920	8,942,300
Peabody Energy Corp. 6.00%, 11/15/18		11,292	1,976,100
PQ Corp. 8.75%, 11/01/18(a)		8,961	9,039,409
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		4,234	4,445,700
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		1,073	1,309,060
SPCM SA 6.00%, 1/15/22(a)		1,298	1,304,490
Steel Dynamics, Inc. 5.125%, 10/01/21		1,007	999,448
6.125%, 8/15/19		800	828,000
6.375%, 8/15/22		4,749	4,879,597
Teck Resources Ltd. 5.40%, 2/01/43		1,350	722,250
6.125%, 10/01/35		5,000	2,875,000
6.25%, 7/15/41		1,323	747,495
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		9,836	4,131,120
9.75%, 12/01/17		5,195	4,909,275
Univar USA, Inc. 6.75%, 7/15/23(a)		6,281	6,218,190

			174,450,559

Capital Goods – 3.8%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(a)		3,293	2,856,678
Apex Tool Group LLC 7.00%, 2/01/21(a)		7,065	5,687,325
Ardagh Finance Holdings SA 8.625%, 6/15/19(a)(i)		2,122	2,222,819
Ardagh Packaging Finance PLC 9.25%, 10/15/20(a)	EUR	2,758	3,183,718
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(a)(b)	U.S.$	15,575	15,263,500

AB HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ashtead Capital, Inc. 5.625%, 10/01/24(a)	U.S.$	2,075	$2,158,000
Berry Plastics Corp. 5.125%, 7/15/23		2,843	2,814,570
5.50%, 5/15/22		5,352	5,512,560
6.00%, 10/15/22(a)		1,320	1,379,400
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 6.00%, 6/15/17(a)		3,009	3,024,045
Bombardier, Inc. 5.75%, 3/15/22(a)		4,685	3,621,505
6.00%, 10/15/22(a)		6,375	4,908,750
6.125%, 1/15/23(a)		4,952	3,837,800
7.45%, 5/01/34(a)		1,440	1,000,800
7.50%, 3/15/25(a)		1,970	1,531,675
7.75%, 3/15/20(a)		2,558	2,231,855
Building Materials Corp. of America 6.00%, 10/15/25(a)		5,285	5,628,525
Clean Harbors, Inc. 5.125%, 6/01/21		3,417	3,507,551
5.25%, 8/01/20		800	832,000
CNH Industrial America LLC 7.25%, 1/15/16		997	1,006,970
CNH Industrial Capital LLC 3.25%, 2/01/17		1,425	1,428,634
EnerSys 5.00%, 4/30/23(a)		4,046	4,106,690
EnPro Industries, Inc. 5.875%, 9/15/22		5,800	5,843,500
Gardner Denver, Inc. 6.875%, 8/15/21(a)		4,396	3,802,540
GCL Holdings SCA 9.375%, 4/15/18(a)	EUR	1,174	1,344,818
HD Supply, Inc. 7.50%, 7/15/20	U.S.$	10,438	11,116,470
11.50%, 7/15/20		1,700	1,923,125
Huntington Ingalls Industries, Inc. 7.125%, 3/15/21		1,287	1,344,915
KLX, Inc. 5.875%, 12/01/22(a)		6,848	6,989,240
KraussMaffei Group GmbH 8.75%, 12/15/20(a)	EUR	538	629,598
Manitowoc Co., Inc. (The) 5.875%, 10/15/22	U.S.$	5,413	5,588,922
8.50%, 11/01/20		5,474	5,699,912
Masco Corp. 5.95%, 3/15/22		2,800	3,101,000
6.125%, 10/03/16		2,315	2,410,494

16	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(a)	U.S.$	3,458	$3,544,450
Moog, Inc. 5.25%, 12/01/22(a)		2,097	2,138,940
Oshkosh Corp. 5.375%, 3/01/22		3,301	3,375,273
Owens-Brockway Glass Container, Inc. 5.875%, 8/15/23(a)		6,290	6,675,262
Pactiv LLC 7.95%, 12/15/25		8,358	8,086,365
Plastipak Holdings, Inc. 6.50%, 10/01/21(a)		6,079	6,018,210
Rexam PLC 6.75%, 6/29/67(a)	EUR	2,660	2,925,069
Rexel SA 5.25%, 6/15/20(a)	U.S.$	6,432	6,690,888
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19		520	529,425
7.875%, 8/15/19		4,653	4,821,671
9.875%, 8/15/19		6,304	6,634,960
Sealed Air Corp. 4.875%, 12/01/22(a)		2,616	2,687,940
6.875%, 7/15/33(a)		14,904	15,202,080
SIG Combibloc Holdings SCA 7.75%, 2/15/23(a)	EUR	3,835	4,451,210
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20	U.S.$	1,356	1,437,360
Terex Corp. 6.00%, 5/15/21		3,836	3,798,407
Textron Financial Corp. 6.00%, 2/15/67(a)		125	92,500
TransDigm, Inc. 6.00%, 7/15/22		7,000	7,070,000
6.50%, 7/15/24		6,341	6,451,967
United Rentals North America, Inc. 5.50%, 7/15/25		2,383	2,377,043
5.75%, 11/15/24		6,833	6,935,495
7.625%, 4/15/22		4,820	5,230,230

			234,714,649

Communications - Media – 5.8%
Activision Blizzard, Inc. 5.625%, 9/15/21(a)		2,747	2,905,502
6.125%, 9/15/23(a)		2	2,178
Altice Financing SA 6.625%, 2/15/23(a)		11,942	11,971,855

AB HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Altice US Finance II Corp. 7.75%, 7/15/25(a)	U.S.$	3,464	$3,334,100
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	6,766	11,330,093
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375%, 5/01/25(a)	U.S.$	732	724,680
5.75%, 1/15/24(b)		1,639	1,663,585
5.875%, 5/01/27(a)		4,402	4,402,000
6.50%, 4/30/21		690	724,069
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		15,318	14,716,615
6.375%, 9/15/20(a)		5,197	5,203,496
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		2,230	2,296,900
Series A 7.625%, 3/15/20		1,575	1,598,625
Series B 6.50%, 11/15/22		6,270	6,536,475
7.625%, 3/15/20		5,330	5,529,875
CSC Holdings LLC 6.75%, 11/15/21		8,000	7,764,000
DISH DBS Corp. 5.00%, 3/15/23		2,925	2,705,625
5.875%, 11/15/24		11,172	10,686,018
6.75%, 6/01/21		1,500	1,548,750
7.875%, 9/01/19		520	570,591
Hughes Satellite Systems Corp. 7.625%, 6/15/21		9,325	10,164,250
iHeartCommunications, Inc. 6.875%, 6/15/18		10,579	9,097,940
9.00%, 12/15/19-3/01/21		5,922	4,980,332
10.00%, 1/15/18		9,285	4,921,050
14.00% (12.00% Cash and 2.00% PIK), 2/01/21(i)		5,373	2,202,938
Intelsat Jackson Holdings SA 5.50%, 8/01/23		7,443	6,135,823
LGE HoldCo VI BV 7.125%, 5/15/24(a)	EUR	3,158	3,771,694
Liberty Interactive LLC 3.75%, 2/15/30(j)	U.S.$	2,240	1,321,538
McClatchy Co. (The) 9.00%, 12/15/22(b)		5,524	5,282,325
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		8,000	7,720,000

18	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mediacom LLC/Mediacom Capital Corp. 7.25%, 2/15/22	U.S.$	965	$977,063
Neptune Finco Corp. 6.625%, 10/15/25(a)		2,744	2,898,350
10.125%, 1/15/23(a)		3,053	3,213,282
10.875%, 10/15/25(a)		2,160	2,305,800
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		6,331	6,544,671
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		4,820	4,898,325
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 2/15/22		2,935	3,015,712
5.875%, 3/15/25		2,925	3,034,687
Quebecor Media, Inc. 5.75%, 1/15/23		2,000	2,050,000
Radio One, Inc. 7.375%, 4/15/22(a)		7,700	7,199,500
9.25%, 2/15/20(a)		9,972	8,226,900
Sinclair Television Group, Inc. 5.375%, 4/01/21		7,468	7,486,670
5.625%, 8/01/24(a)		7,000	6,860,000
6.125%, 10/01/22		9,854	10,124,985
6.375%, 11/01/21		3,500	3,605,000
Sirius XM Radio, Inc. 5.375%, 4/15/25(a)		2,646	2,708,975
6.00%, 7/15/24(a)		12,147	12,824,803
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		1,540	1,574,843
TEGNA, Inc. 4.875%, 9/15/21(a)		1,071	1,060,290
5.50%, 9/15/24(a)		1,480	1,502,200
6.375%, 10/15/23		5,474	5,911,920
Time, Inc. 5.75%, 4/15/22(a)(b)		7,772	7,772,000
Townsquare Media, Inc. 6.50%, 4/01/23(a)		6,801	6,528,960
Unitymedia GmbH 6.125%, 1/15/25(a)		9,740	9,971,325
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 9/15/22(a)	EUR	2,700	3,175,107
5.50%, 1/15/23(a)	U.S.$	8,392	8,625,298
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		11,849	11,685,435
6.75%, 9/15/22(a)		3,335	3,522,594
8.50%, 5/15/21(a)		4,450	4,650,250
UPCB Finance IV Ltd. 5.375%, 1/15/25(a)		9,391	9,402,739

AB HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UPCB Finance VI Ltd. 6.875%, 1/15/22(a)	U.S.$	426	$450,178
Virgin Media Finance PLC 4.875%, 2/15/22		5,429	4,953,962
5.25%, 2/15/22		941	875,130
5.75%, 1/15/25(a)		3,070	3,016,275
6.00%, 10/15/24(a)		7,381	7,436,357
6.375%, 4/15/23(a)		3,360	3,460,800
Virgin Media Secured Finance PLC 5.50%, 1/15/25(a)	GBP	2,070	3,159,201
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(a)(i)	U.S.$	4,606	4,606,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/19		8,720	8,709,100
13.375%, 10/15/19		2,375	2,416,562
Ziggo Bond Finance BV 5.875%, 1/15/25(a)		6,178	5,884,545

			360,138,716

Communications - Telecommunications – 4.1%
Altice Luxembourg SA 7.25%, 5/15/22(a)	EUR	6,390	6,815,960
7.625%, 2/15/25(a)	U.S.$	1,941	1,780,868
CenturyLink, Inc. Series P 7.60%, 9/15/39		4,000	3,420,000
Series V 5.625%, 4/01/20		2,500	2,502,850
Series W 6.75%, 12/01/23		1,850	1,835,940
Cincinnati Bell, Inc. 8.375%, 10/15/20		1,600	1,668,000
Columbus International, Inc. 7.375%, 3/30/21(a)		18,972	19,730,880
CommScope Technologies Finance LLC 6.00%, 6/15/25(a)		3,182	3,229,730
CommScope, Inc. 5.50%, 6/15/24(a)		5,481	5,426,190
Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		7,539	7,312,830
8.25%, 10/15/23		15,715	14,528,517
Frontier Communications Corp. 6.25%, 9/15/21		5,502	4,913,286
7.125%, 1/15/23		100	89,250
7.625%, 4/15/24		10,222	9,148,690

20	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.875%, 1/15/27	U.S.$	4,058	$3,449,300
9.00%, 8/15/31		4,350	3,934,575
10.50%, 9/15/22(a)		22	22,825
11.00%, 9/15/25(a)		1,772	1,857,269
InterXion Holding NV 6.00%, 7/15/20(a)	EUR	12,930	15,027,079
Level 3 Financing, Inc. 5.375%, 1/15/24(a)	U.S.$	2,601	2,633,512
6.125%, 1/15/21		2,690	2,834,587
8.625%, 7/15/20		3,465	3,659,906
Millicom International Cellular SA 6.00%, 3/15/25(a)		2,963	2,437,067
Numericable-SFR SAS 5.375%, 5/15/22(a)	EUR	622	707,922
5.625%, 5/15/24(a)		1,981	2,229,163
6.00%, 5/15/22(a)	U.S.$	5,028	5,040,570
6.25%, 5/15/24(a)		8,130	8,130,000
Sable International Finance Ltd. 6.875%, 8/01/22(a)		2,219	2,257,833
SBA Communications Corp. 5.625%, 10/01/19		3,846	4,019,070
SBA Telecommunications, Inc. 5.75%, 7/15/20		2,174	2,269,113
Sprint Capital Corp. 6.875%, 11/15/28		37	30,710
8.75%, 3/15/32		5,865	5,278,500
Sprint Communications, Inc. 6.00%, 11/15/22		1,925	1,644,893
Sprint Corp. 7.125%, 6/15/24		8,710	7,648,469
7.625%, 2/15/25		4,788	4,249,350
7.875%, 9/15/23		2,752	2,545,600
T-Mobile USA, Inc. 6.00%, 3/01/23		3,547	3,535,916
6.125%, 1/15/22		1,460	1,485,550
6.375%, 3/01/25		6,710	6,726,775
6.542%, 4/28/20		967	991,175
6.625%, 11/15/20		1,488	1,532,640
6.731%, 4/28/22		607	626,728
6.836%, 4/28/23		4,673	4,824,872
Telecom Italia Capital SA 7.20%, 7/18/36		7,680	7,910,400
7.721%, 6/04/38		4,700	5,005,500
Telecom Italia SpA 5.303%, 5/30/24(a)		5,639	5,667,195
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		5,008	4,870,280

AB HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wind Acquisition Finance SA 4.75%, 7/15/20(a)	U.S.$	5,894	$5,997,145
7.375%, 4/23/21(a)		17,254	17,383,405
Windstream Services LLC 6.375%, 8/01/23		12,858	10,189,965
7.75%, 10/01/21		2,780	2,390,800
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23(a)		10,130	10,327,535
6.375%, 5/15/25(a)		3,000	3,037,500

			256,813,685

Consumer Cyclical - Automotive – 2.2%
Affinia Group, Inc. 7.75%, 5/01/21		7,248	7,519,800
American Axle & Manufacturing, Inc. 6.625%, 10/15/22		2,925	3,107,813
Banque PSA Finance SA 4.375%, 4/04/16(a)		1,500	1,516,020
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(b)		16,020	16,260,300
Dana Holding Corp. 6.00%, 9/15/23		3,683	3,811,905
6.75%, 2/15/21		638	663,520
Exide Technologies Zero Coupon, 2/01/18(f)(k)		10,401	– 0	– ***
Series AI 7.00%, 4/30/25(f)(i)(j)(k)		16,455	12,604,794
11.00%, 4/30/20(g)(i)		21,458	17,487,954
Gates Global LLC/Gates Global Co. 5.75%, 7/15/22(a)	EUR	710	632,565
6.00%, 7/15/22(a)	U.S.$	19,149	15,367,072
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28		700	763,000
8.75%, 8/15/20		2,829	3,352,365
LKQ Corp. 4.75%, 5/15/23		10,086	9,909,495
Meritor, Inc. 6.25%, 2/15/24		2,087	1,993,085
6.75%, 6/15/21		4,325	4,270,938
Navistar International Corp. 8.25%, 11/01/21		10,185	7,944,300
Schaeffler Holding Finance BV 6.75%, 11/15/22(a)(i)		4,484	4,898,770
6.875% (6.875% Cash or 7.625% PIK), 8/15/18(a)(i)		2,200	2,277,000
6.875%, 8/15/18(a)(i)	EUR	3,174	3,621,175
Titan International, Inc. 6.875%, 10/01/20(b)	U.S.$	9,000	7,605,000

22	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ZF North America Capital, Inc. 4.75%, 4/29/25(a)	U.S.$	11,017	$10,810,431

			136,417,302

Consumer Cyclical - Entertainment – 0.6%
AMC Entertainment, Inc. 5.75%, 6/15/25		6,515	6,563,862
Carlson Travel Holdings, Inc. 7.50%, 8/15/19(a)(i)		7,910	7,949,504
Carlson Wagonlit BV 6.875%, 6/15/19(a)		3,275	3,434,656
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 6/01/24		2,923	2,988,768
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		3,073	3,257,380
Pinnacle Entertainment, Inc. 8.75%, 5/15/20		271	282,179
Regal Entertainment Group 5.75%, 6/15/23-2/01/25		7,694	7,654,800
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18		1,000	1,095,000
7.50%, 10/15/27		3,000	3,495,000

			36,721,149

Consumer Cyclical - Other – 3.3%
Beazer Homes USA, Inc. 5.75%, 6/15/19		6,055	5,827,937
7.50%, 9/15/21		3,353	3,269,175
Boyd Gaming Corp. 9.00%, 7/01/20		6,649	7,164,297
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18(c)		1,935	570,825
11.25%, 6/01/17(c)		1,350	1,069,875
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		6,600	6,550,500
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22		5,320	4,402,300
CalAtlantic Group, Inc. 6.625%, 5/01/20		7,280	8,062,600
8.375%, 5/15/18		3,250	3,737,500
10.75%, 9/15/16		1,667	1,787,858
DR Horton, Inc. 4.75%, 5/15/17		2,000	2,070,000
6.50%, 4/15/16		1,000	1,017,500

AB HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Eldorado Resorts, Inc. 7.00%, 8/01/23(a)	U.S.$	4,493	$4,549,163
International Game Technology PLC 6.25%, 2/15/22(a)		12,305	11,997,375
6.50%, 2/15/25(a)		10,375	9,752,500
Isle of Capri Casinos, Inc. 5.875%, 3/15/21		266	279,965
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		12,319	8,623,300
7.25%, 10/15/20(a)		1,741	1,636,540
KB Home 4.75%, 5/15/19		3,513	3,454,667
7.00%, 12/15/21		3,656	3,701,700
7.25%, 6/15/18		1,000	1,070,000
7.50%, 9/15/22		1,266	1,297,650
9.10%, 9/15/17		1,300	1,436,500
Lennar Corp. 6.95%, 6/01/18		2,780	3,026,725
Series B 6.50%, 4/15/16		3,200	3,256,000
M/I Homes, Inc. 8.625%, 11/15/18		5,325	5,438,156
MCE Finance Ltd. 5.00%, 2/15/21(a)		9,295	8,714,062
MDC Holdings, Inc. 5.50%, 1/15/24		964	983,280
6.00%, 1/15/43		6,107	4,946,670
Meritage Homes Corp. 6.00%, 6/01/25		4,696	4,813,400
7.00%, 4/01/22		3,817	4,179,615
7.15%, 4/15/20		2,500	2,725,000
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		1,806	1,864,695
New Cotai LLC/New Cotai Capital Corp. 10.625%, 5/01/19(a)(b)(i)		7,462	6,193,315
PulteGroup, Inc. 7.875%, 6/15/32		7,600	8,797,000
Safari Holding Verwaltungs GmbH 8.25%, 2/15/21(a)	EUR	1,752	1,994,210
Scientific Games International, Inc. 7.00%, 1/01/22(a)	U.S.$	13,291	13,357,455
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		2,423	2,535,064
6.125%, 4/01/25(a)		4,677	4,899,158
Studio City Finance Ltd. 8.50%, 12/01/20(a)(b)		6,480	6,496,200

24	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625%, 3/01/24(a)	U.S.$	11,952	$11,772,720
5.875%, 4/15/23(a)		4,950	4,999,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)		4,515	4,237,553
Wynn Macau Ltd. 5.25%, 10/15/21(a)(b)		8,100	7,411,500

			205,971,005

Consumer Cyclical - Restaurants – 0.4%
1011778 BC ULC/New Red Finance, Inc. 4.625%, 1/15/22(a)		6,363	6,458,445
6.00%, 4/01/22(a)		10,455	10,938,544
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(a)	GBP	751	1,220,314
Pizzaexpress Financing 2 PLC 6.625%, 8/01/21(a)		2,879	4,615,056
Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(a)		2,206	3,418,895

			26,651,254

Consumer Cyclical - Retailers – 2.6%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)	U.S.$	14,380	14,523,800
Argos Merger Sub, Inc. 7.125%, 3/15/23(a)		16,637	17,510,442
Asbury Automotive Group, Inc. 6.00%, 12/15/24(a)		1,507	1,593,653
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	4,319	6,237,494
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	7,214	7,268,105
Dollar Tree, Inc. 5.75%, 3/01/23(a)		10,697	11,271,964
Dufry Finance SCA 4.50%, 8/01/23(a)	EUR	6,912	7,961,818
Group 1 Automotive, Inc. 5.00%, 6/01/22	U.S.$	2,143	2,164,430
JC Penney Corp., Inc. 6.375%, 10/15/36		1,169	832,913
7.40%, 4/01/37		4,492	3,413,920
L Brands, Inc. 6.875%, 11/01/35(a)		9,230	9,587,662
6.90%, 7/15/17		2,401	2,593,080
6.95%, 3/01/33		3,500	3,648,750
Levi Strauss & Co. 5.00%, 5/01/25		7,819	7,916,738

AB HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22	U.S.$	3,449	$3,586,960
Murphy Oil USA, Inc. 6.00%, 8/15/23		3,166	3,340,130
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.5% PIK), 10/15/21(a)(i)		10,810	11,228,347
Party City Holdings, Inc. 6.125%, 8/15/23(a)		6,058	6,239,740
Rite Aid Corp. 6.125%, 4/01/23(a)		13,761	14,827,477
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		5,376	5,671,680
Serta Simmons Bedding LLC 8.125%, 10/01/20(a)		9,414	9,943,537
Sonic Automotive, Inc. 5.00%, 5/15/23		8,953	8,706,792
Wolverine World Wide, Inc. 6.125%, 10/15/20		1,999	2,098,950

			162,168,382

Consumer Non-Cyclical – 7.9%
Air Medical Merger Sub Corp. 6.375%, 5/15/23(a)		11,200	10,192,000
Alere, Inc. 6.375%, 7/01/23(a)		1,482	1,541,280
7.25%, 7/01/18		3,046	3,175,455
AMAG Pharmaceuticals, Inc. 7.875%, 9/01/23(a)		6,466	6,029,545
Amsurg Corp. 5.625%, 7/15/22		10,840	10,650,300
Aramark Services, Inc. 5.75%, 3/15/20		2,684	2,801,425
BI-LO LLC/BI-LO Finance Corp. 8.625%, 9/15/18(a)(i)		10,936	10,006,440
9.25%, 2/15/19(a)		6,528	6,707,520
Boparan Finance PLC 5.25%, 7/15/19(a)	GBP	5,799	8,537,450
5.50%, 7/15/21(a)		6,175	8,662,636
Capsugel SA 7.00%, 5/15/19(a)(i)	U.S.$	15,989	16,108,917
Care UK Health & Social Care PLC 5.579%, 7/15/19(a)(h)	GBP	1,357	1,925,641
8.079%, 1/15/20(a)(h)		2,000	2,774,880
Cerba European Lab SAS 7.00%, 2/01/20(a)	EUR	4,950	5,674,606
Cerberus Nightingale 1 SARL 8.25%, 2/01/20(a)		1,000	1,116,145

26	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CHS/Community Health Systems, Inc. 6.875%, 2/01/22	U.S.$	8,522	$8,585,915
Concordia Healthcare Corp. 7.00%, 4/15/23(a)		1,245	1,083,150
9.50%, 10/21/22(a)(b)		3,909	3,830,820
ConvaTec Healthcare E SA 10.50%, 12/15/18(a)		8,448	8,733,120
DaVita HealthCare Partners, Inc. 5.00%, 5/01/25		10,922	10,842,248
Elior Finance & Co. SCA 6.50%, 5/01/20(a)	EUR	658	771,520
Endo Finance LLC 5.75%, 1/15/22(a)	U.S.$	3,100	3,030,250
Endo Finance LLC/Endo Finco, Inc. 7.25%, 12/15/20(a)		3,140	3,245,975
7.75%, 1/15/22(a)		3,035	3,148,812
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23-2/01/25(a)		11,151	11,097,945
Envision Healthcare Corp. 5.125%, 7/01/22(a)		8,481	8,226,570
Ephios Bondco PLC 6.25%, 7/01/22(a)	EUR	9,492	10,907,582
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)	U.S.$	16,738	15,524,495
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	4,512	7,199,149
Grifols Worldwide Operations Ltd. 5.25%, 4/01/22	U.S.$	4,914	5,085,990
HCA, Inc. 4.25%, 10/15/19		3,274	3,372,056
5.375%, 2/01/25		441	452,576
5.875%, 3/15/22		2,450	2,695,000
6.50%, 2/15/16		782	792,166
HealthSouth Corp. 7.75%, 9/15/22		317	329,680
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		1,473	1,502,460
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	6,584	7,726,070
Horizon Pharma Financing, Inc. 6.625%, 5/01/23(a)	U.S.$	9,168	7,930,320
HRG Group, Inc. 7.875%, 7/15/19(a)		2,942	3,118,520
7.875%, 7/15/19		11,061	11,738,486
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		7,753	7,927,442

AB HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

IDH Finance PLC 6.00%, 12/01/18(a)	GBP	2,145	$3,336,493
Immucor, Inc. 11.125%, 8/15/19	U.S.$	7,400	7,585,000
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.375%, 8/01/23(a)		4,401	4,406,501
Kindred Healthcare, Inc. 8.00%, 1/15/20(a)		12,720	13,197,000
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		14,959	15,795,208
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		11,782	10,717,968
5.625%, 10/15/23(a)		1,441	1,359,944
5.75%, 8/01/22(a)		6,054	5,755,053
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		6,322	6,448,440
Post Holdings, Inc. 6.00%, 12/15/22(a)		2,096	2,106,480
7.375%, 2/15/22 8.00%, 7/15/25(a)		17,141 1,130	18,059,758 1,226,050
PRA Holdings, Inc. 9.50%, 10/01/23(a)		10,606	11,958,265
Priory Group No. 3 PLC 7.00%, 2/15/18(a)	GBP	3,955	6,278,145
Quintiles Transnational Corp. 4.875%, 5/15/23(a)	U.S.$	6,600	6,785,592
R&R Ice Cream PLC 5.50%, 5/15/20(a)	GBP	4,939	7,813,829
8.25%, 5/15/20(a)	AUD	3,910	2,857,926
R&R PIK PLC 9.25%, 5/15/18(a)(i)	EUR	4,332	4,811,559
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19(a)	U.S.$	1,568	1,630,720
RSI Home Products, Inc. 6.50%, 3/15/23(a)		12,063	12,455,047
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		3,549	3,602,235
5.875%, 8/01/21(a)		5,820	6,111,000
6.625%, 8/15/22		1,516	1,622,120
Spectrum Brands, Inc. 5.75%, 7/15/25(a)		4,374	4,663,777
6.125%, 12/15/24(a)		2,311	2,490,103
6.375%, 11/15/20		2,586	2,760,555
6.625%, 11/15/22		2,624	2,866,720

28	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sterigenics-Nordion Holdings LLC 6.50%, 5/15/23(a)	U.S.$	1,448	$1,457,050
Sun Products Corp. (The) 7.75%, 3/15/21(a)		16,271	15,254,062
Surgical Care Affiliates, Inc. 6.00%, 4/01/23(a)		2,748	2,768,610
TeamSystem Holding SpA 7.375%, 5/15/20(a)	EUR	5,692	6,521,156
Tenet Healthcare Corp. 6.875%, 11/15/31	U.S.$	20,258	18,232,200
8.125%, 4/01/22		4,631	4,897,282
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23(a)		1,466	1,231,440
5.875%, 5/15/23(a)		2,975	2,513,875
6.125%, 4/15/25(a)		14,408	12,174,760
6.75%, 8/15/21(a)		2,100	1,869,000
7.25%, 7/15/22(a)		5,402	4,807,780
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	4,750	7,469,052

			492,700,312

Energy – 5.4%
Antero Resources Corp. 5.125%, 12/01/22	U.S.$	2,653	2,381,068
5.375%, 11/01/21		9,000	8,280,000
5.625%, 6/01/23(a)		2,422	2,228,240
6.00%, 12/01/20		1,911	1,834,560
BreitBurn Energy Partners LP/BreitBurn Finance Corp. 7.875%, 4/15/22		4,006	1,502,250
California Resources Corp. 6.00%, 11/15/24		9,704	6,598,720
Carrizo Oil & Gas, Inc. 7.50%, 9/15/20		1,394	1,390,515
Chaparral Energy, Inc. 7.625%, 11/15/22		9,723	3,208,590
8.25%, 9/01/21		2,000	680,000
CHC Helicopter SA 9.25%, 10/15/20		13,049	7,437,987
Chesapeake Energy Corp. 2.50%, 5/15/37(j)		5,299	4,530,645
3.571%, 4/15/19(h)		4,428	2,856,060
4.875%, 4/15/22		4,915	3,047,300
7.25%, 12/15/18		411	330,855
Cobalt International Energy, Inc. 2.625%, 12/01/19(j)		4,083	2,939,760
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25%, 4/01/23(a)		5,809	4,937,650

AB HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DCP Midstream Operating LP 3.875%, 3/15/23	U.S.$	7,360	$6,232,912
4.95%, 4/01/22		2,685	2,450,404
5.60%, 4/01/44		10,432	8,098,122
Denbury Resources, Inc. 4.625%, 7/15/23		21,079	14,070,232
5.50%, 5/01/22		1,380	966,000
Diamondback Energy, Inc. 7.625%, 10/01/21		3,235	3,445,275
Energy Transfer Equity LP 5.875%, 1/15/24		8,866	8,589,159
7.50%, 10/15/20		2,657	2,856,806
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		3,500	717,500
11.00%, 3/15/20(a)		4,905	2,575,125
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, 5/01/20		5,679	4,940,730
EXCO Resources, Inc. 7.50%, 9/15/18		2,195	603,625
8.50%, 4/15/22		2,404	552,920
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		16,442	15,126,640
Golden Energy Offshore Services AS 8.41%, 5/28/17(d)(h)	NOK	33,357	1,511,454
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20	U.S.$	3,948	3,928,260
Hornbeck Offshore Services, Inc. 5.00%, 3/01/21		5,000	3,825,000
5.875%, 4/01/20		4,695	3,779,475
Jones Energy Holdings LLC/Jones Energy Finance Corp. 6.75%, 4/01/22		8,316	6,673,590
Jupiter Resources, Inc. 8.50%, 10/01/22(a)		14,828	7,710,560
Laredo Petroleum, Inc. 7.375%, 5/01/22		4,656	4,597,800
Legacy Reserves LP/Legacy Reserves Finance Corp. 6.625%, 12/01/21		12,363	8,159,580
8.00%, 12/01/20		3,554	2,523,340
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		2,788	655,180
6.50%, 9/15/21		655	144,100
8.625%, 4/15/20		4,190	1,089,400
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875%, 12/01/24		3,895	3,675,906

30	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Memorial Resource Development Corp. 5.875%, 7/01/22	U.S.$	14,440	$13,609,700
Newfield Exploration Co. 5.625%, 7/01/24		4,116	4,074,840
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(a)		4,001	3,280,820
Northern Oil and Gas, Inc. 8.00%, 6/01/20		3,075	2,543,025
Oasis Petroleum, Inc. 6.875%, 3/15/22		4,137	3,526,792
Offshore Group Investment Ltd. 7.125%, 4/01/23		8,325	2,445,469
7.50%, 11/01/19		8,860	2,602,625
Pacific Drilling SA 5.375%, 6/01/20(a)		12,449	6,629,092
Paragon Offshore PLC 6.75%, 7/15/22(a)		17,781	2,711,603
7.25%, 8/15/24(a)		6,607	1,007,568
PHI, Inc. 5.25%, 3/15/19		7,518	6,653,430
Precision Drilling Corp. 6.50%, 12/15/21		1,870	1,626,900
QEP Resources, Inc. 5.25%, 5/01/23		3,628	3,219,850
6.875%, 3/01/21		2,453	2,379,410
Sabine Pass Liquefaction LLC 5.625%, 3/01/25(a)		9,090	8,715,037
5.75%, 5/15/24		7,426	7,166,090
6.25%, 3/15/22		3,000	2,977,500
Sabine Pass LNG LP 6.50%, 11/01/20		2,949	2,971,117
Sanchez Energy Corp. 6.125%, 1/15/23		5,546	4,020,850
SandRidge Energy, Inc. 7.50%, 2/15/23		1,970	458,025
8.125%, 10/15/22		3,164	743,540
Seitel, Inc. 9.50%, 4/15/19		2,574	2,162,160
Seven Generations Energy Ltd. 6.75%, 5/01/23(a)		2,564	2,333,240
8.25%, 5/15/20(a)		7,367	7,145,990
SM Energy Co. 5.625%, 6/01/25		3,563	3,242,330
6.50%, 1/01/23		2,737	2,697,029
Southern Star Central Corp. 5.125%, 7/15/22(a)		6,100	5,917,000

AB HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.25%, 5/01/23	U.S.$	8,186	$7,612,980
6.375%, 8/01/22		2,736	2,653,920
6.875%, 2/01/21		3,250	3,266,250
Tervita Corp. 8.00%, 11/15/18(a)		6,093	4,478,355
9.75%, 11/01/19(a)		4,592	2,296,000
10.875%, 2/15/18(a)		2,648	1,324,000
Transocean, Inc. 6.80%, 3/15/38		7,616	4,836,160
7.50%, 4/15/31		1,800	1,215,000
Triangle USA Petroleum Corp. 6.75%, 7/15/22(a)		16,846	7,917,620
Whiting Petroleum Corp. 1.25%, 4/01/20(a)(j)		2,925	2,575,828
5.75%, 3/15/21		5,080	4,718,050
6.25%, 4/01/23		10,995	10,225,350
WPX Energy, Inc. 8.25%, 8/01/23		3,355	3,153,700

			336,817,540

Other Industrial – 1.1%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		2,260	1,971,850
9.00%, 10/15/18(a)	EUR	1,810	1,771,426
10.75%, 10/15/19(a)	U.S.$	11,200	6,160,000
B456 Systems, Inc. 3.75%, 4/15/16(e)(j)(k)		3,985	169,363
Belden, Inc. 5.25%, 7/15/24(a)		3,975	3,716,625
Briggs & Stratton Corp. 6.875%, 12/15/20		737	805,173
General Cable Corp. 4.50%, 11/15/29(j)(l)		5,909	4,036,586
5.75%, 10/01/22		9,213	7,946,212
Laureate Education, Inc. 10.00%, 9/01/19(a)		18,519	14,722,605
Liberty Tire Recycling LLC 11.00%, 3/31/21(d)(f)(i)		2,058	986,361
Modular Space Corp. 10.25%, 1/31/19(a)		8,276	4,944,910
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		5,748	4,885,800
13.00% (6.00% Cash and 7.00% PIK), 3/15/18(i)		5,366	5,580,231
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)		11,622	11,941,605

			69,638,747

32	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 0.5%
ADT Corp. (The) 4.125%, 4/15/19	U.S.$	7,422	$7,588,995
6.25%, 10/15/21(b)		4,207	4,543,560
Cerved Group SpA 8.00%, 1/15/21(a)	EUR	1,081	1,267,415
Geo Debt Finance SCA 7.50%, 8/01/18(a)(b)		1,635	1,699,042
IHS, Inc. 5.00%, 11/01/22	U.S.$	3,524	3,559,240
Mobile Mini, Inc. 7.875%, 12/01/20		2,320	2,412,800
Monitronics International, Inc. 9.125%, 4/01/20		2,267	1,972,290
Realogy Group LLC 9.00%, 1/15/20(a)(b)		3,500	3,692,500
Service Corp. International/US 7.50%, 4/01/27		1,575	1,842,750

			28,578,592

Technology – 3.1%
Alcatel-Lucent USA, Inc. 8.875%, 1/01/20(a)		2,881	3,115,081
Amkor Technology, Inc. 6.375%, 10/01/22		10,924	10,608,733
Avaya, Inc. 7.00%, 4/01/19(a)		4,469	3,631,063
10.50%, 3/01/21(a)		17,549	6,800,238
Blackboard, Inc. 7.75%, 11/15/19(a)		2,129	1,830,940
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		4,410	3,412,238
Brightstar Corp. 9.50%, 12/01/16(a)		6,166	6,198,063
CDW LLC/CDW Finance Corp. 5.00%, 9/01/23		4,154	4,309,775
5.50%, 12/01/24		3,786	3,965,835
6.00%, 8/15/22		4,481	4,809,188
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		9,690	8,527,200
CommScope Holding Co., Inc. 6.625% (6.625% Cash or 7.375% PIK), 6/01/20(a)(i)		3,300	3,432,000
Compiler Finance Sub, Inc. 7.00%, 5/01/21(a)		1,945	1,040,575
CPI International, Inc. 8.75%, 2/15/18		6,323	6,354,615
Dell, Inc. 6.50%, 4/15/38		8,360	7,085,100

AB HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energizer Holdings, Inc. 5.50%, 6/15/25(a)	U.S.$	4,473	$4,562,460
Ensemble S Merger Sub, Inc. 9.00%, 9/30/23(a)		7,957	7,976,892
First Data Corp. 6.75%, 11/01/20(a)		1,058	1,114,868
7.00%, 12/01/23(a)		6,785	6,903,737
8.25%, 1/15/21(a)		3,924	4,115,295
11.75%, 8/15/21		7,441	8,482,740
12.625%, 1/15/21		6,761	7,749,796
Freescale Semiconductor, Inc. 5.00%, 5/15/21(a)		4,637	4,787,703
6.00%, 1/15/22(a)		3,529	3,758,385
Goodman Networks, Inc. 12.125%, 7/01/18		8,670	3,034,500
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(i)		5,493	4,754,851
Infor US, Inc. 5.75%, 8/15/20(a)		2,606	2,658,120
6.50%, 5/15/22(a)		12,441	11,787,847
Iron Mountain, Inc. 5.75%, 8/15/24		3,155	3,170,775
Micron Technology, Inc. 5.25%, 8/01/23(a)		3,279	3,203,550
5.50%, 2/01/25		12,971	12,354,877
MSCI, Inc. 5.25%, 11/15/24(a)		2,872	3,022,780
5.75%, 8/15/25(a)		4,809	5,071,091
NXP BV/NXP Funding LLC 5.75%, 2/15/21-3/15/23(a)		8,374	8,779,555
Open Text Corp. 5.625%, 1/15/23(a)		2,491	2,515,910
Sabre GLBL, Inc. 5.375%, 4/15/23(a)		4,041	4,101,615
SunGard Data Systems, Inc. 7.625%, 11/15/20		6,170	6,432,842
Syniverse Holdings, Inc. 9.125%, 1/15/19		1,598	1,338,325

			196,799,158

Transportation - Airlines – 0.3%
Air Canada 6.75%, 10/01/19(a)		6,910	7,324,600
8.75%, 4/01/20(a)		11,145	12,175,912
Northwest Airlines Pass-Through Trust Series 2000-1, Class G 7.15%, 10/01/19		500	525,257

34	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UAL Pass-Through Trust Series 2007-1A 6.636%, 7/02/22	U.S.$	1,668	$1,776,575

			21,802,344

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		3,500	3,486,875
5.50%, 4/01/23		2,587	2,677,545
Avis Budget Finance PLC 6.00%, 3/01/21(a)	EUR	2,070	2,390,089
CEVA Group PLC 9.00%, 9/01/21(a)	U.S.$	8,022	6,858,810
Con-way, Inc. 6.70%, 5/01/34		7,354	4,885,137
EC Finance PLC 5.125%, 7/15/21(a)	EUR	4,232	4,839,868
Europcar Groupe SA 5.75%, 6/15/22(a)		2,550	2,916,272
Hapag-Lloyd AG 9.75%, 10/15/17(a)	U.S.$	1,903	1,950,575
Hertz Corp. (The) 5.875%, 10/15/20		8,854	9,163,890
7.50%, 10/15/18		1,900	1,942,750
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(a)		5,914	6,061,850

			47,173,661

			2,787,557,055

Financial Institutions – 7.2%
Banking – 4.5%
ABN AMRO Bank NV 4.31%, 3/10/16(m)	EUR	5,396	5,948,546
5.00%, 2/17/16(m)	GBP	1,698	2,618,791
Ally Financial, Inc. 4.125%, 3/30/20	U.S.$	505	521,413
8.00%, 11/01/31		6,078	7,425,095
Baggot Securities Ltd. 10.24%, 11/30/15(a)(m)	EUR	5,912	6,566,142
Bank of America Corp. Series AA 6.10%, 3/17/25(m)	U.S.$	7,966	8,037,694
Series X 6.25%, 9/05/24(m)		521	528,320
Series Z 6.50%, 10/23/24(m)		4,009	4,189,445

AB HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bank of Ireland 10.00%, 2/12/20	EUR	2,270	$3,093,854
10.00%, 7/30/16(a)		1,419	1,638,595
Barclays Bank PLC 6.86%, 6/15/32(a)(m)	U.S.$	838	959,510
7.625%, 11/21/22		6,508	7,431,323
7.70%, 4/25/18(a)(m)		4,629	5,015,721
7.75%, 4/10/23		6,059	6,581,589
Barclays PLC 8.00%, 12/15/20(m)	EUR	622	745,773
8.25%, 12/15/18(m)	U.S.$	1,464	1,564,284
BBVA International Preferred SAU 1.613%, 12/22/15(h)(m)	EUR	3,030	3,247,895
4.952%, 9/20/16(a)(b)(m)		8,900	9,772,204
BNP Paribas SA 7.195%, 6/25/37(a)(m)	U.S.$	6,900	7,900,500
7.375%, 8/19/25(a)(m)		7,706	7,975,710
Citigroup, Inc. 5.95%, 1/30/23(m)		14,778	14,667,165
Series M 6.30%, 5/15/24(m)		7,000	6,923,350
Commerzbank AG 8.125%, 9/19/23(a)		12,894	14,930,220
Countrywide Capital III Series B 8.05%, 6/15/27		11,735	14,625,225
Credit Agricole SA 6.625%, 9/23/19(a)(m)		3,723	3,667,155
7.589%, 1/30/20(m)	GBP	4,950	8,279,548
7.875%, 1/23/24(a)(m)	U.S.$	2,098	2,150,450
Credit Suisse Group AG 7.50%, 12/11/23(a)(m)		19,414	20,481,770
Danske Bank A/S 5.684%, 2/15/17(m)	GBP	5,500	8,605,982
Dresdner Funding Trust I 8.151%, 6/30/31(a)	U.S.$	816	1,005,720
HBOS Capital Funding LP 4.939%, 5/23/16(m)	EUR	3,901	4,332,632
HT1 Funding GmbH 6.352%, 6/30/17(m)		2,700	2,969,055
ING Groep NV 6.00%, 4/16/20(m)	U.S.$	3,967	3,962,041
6.50%, 4/16/25(m)		7,086	6,908,850
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		10,206	10,222,452
LBG Capital No.1 PLC 8.00%, 6/15/20(a)(m)		3,820	4,297,500

36	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lloyds Banking Group PLC 6.413%, 10/01/35(a)(m)	U.S.$	3,709	$4,135,535
6.657%, 5/21/37(a)(m)		1,801	2,017,120
7.50%, 6/27/24(m)		11,389	12,100,812
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		896	978,880
Skandinaviska Enskilda Banken AB 5.75%, 5/13/20(a)(m)		13,500	13,263,750
Societe Generale SA 7.875%, 12/18/23(a)(m)		3,061	3,076,305
8.00%, 9/29/25(a)(m)		19,069	19,338,178
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,870	1,968,085
UT2 Funding PLC 5.321%, 6/30/16	EUR	1,293	1,437,340
Zions Bancorporation 5.65%, 11/15/23(b)	U.S.$	2,289	2,371,976
5.80%, 6/15/23(m)		2,500	2,475,000

			282,954,500

Brokerage – 0.1%
E*TRADE Financial Corp. 5.375%, 11/15/22		4,281	4,577,237
Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(e)(n)		1,800	133,560
6.875%, 5/02/18(e)		1,600	122,080

			4,832,877

Finance – 1.2%
Artsonig Pty Ltd. 11.50%, 4/01/19(a)(i)		8,952	671,375
Creditcorp 12.00%, 7/15/18(a)		6,205	4,560,675
Enova International, Inc. 9.75%, 6/01/21		12,138	10,286,955
ILFC E-Capital Trust II 6.25%, 12/21/65(a)		1,500	1,410,000
International Lease Finance Corp. 5.875%, 4/01/19		2,300	2,467,739
8.25%, 12/15/20		10,200	12,189,000
8.75%, 3/15/17		2,375	2,562,031
8.875%, 9/01/17		2,210	2,453,100
Molycorp, Inc. 3.25%, 6/15/16(c)(j)		2,229	13,931
Navient Corp. 4.875%, 6/17/19		5,837	5,647,297
5.50%, 1/15/19-1/25/23		2,213	2,179,096
5.875%, 10/25/24		4,505	4,020,713
6.125%, 3/25/24		1,255	1,132,638
7.25%, 1/25/22		1,638	1,613,430
8.00%, 3/25/20		3,466	3,673,960

AB HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Oxford Finance LLC/Oxford Finance Co-Issuer, Inc. 7.25%, 1/15/18(a)	U.S.$	1,492	$1,529,300
Peninsula Gaming LLC/Peninsula Gaming Corp. 8.375%, 2/15/18(a)		3,759	3,909,360
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		18,725	14,699,125

			75,019,725

Insurance – 0.8%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		3,087	3,272,220
Genworth Holdings, Inc. 6.15%, 11/15/66		2,535	1,128,075
7.625%, 9/24/21		4,725	4,407,551
HUB International Ltd. 7.875%, 10/01/21(a)		5,630	5,615,925
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		14,759	17,304,927
USI, Inc./NY 7.75%, 1/15/21(a)		10,918	10,918,000
Wayne Merger Sub LLC 8.25%, 8/01/23(a)		9,105	9,048,094

			51,694,792

Other Finance – 0.5%
ACE Cash Express, Inc. 11.00%, 2/01/19(a)		4,467	1,474,110
CNG Holdings, Inc. 9.375%, 5/15/20(a)		5,987	3,030,919
Flexpath Wh I LLC – Series B 12.00%, 4/01/21		286	277,147
FTI Consulting, Inc. 6.00%, 11/15/22		3,000	3,180,000
iPayment, Inc. 9.50%, 12/15/19(a)		2,809	2,900,669
Series AI 9.50%, 12/15/19		7,558	7,804,018
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(a)		6,062	4,364,640
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		7,281	5,242,320

			28,273,823

REITS – 0.1%
FelCor Lodging LP 5.625%, 3/01/23		7,213	7,465,455

			450,241,172

38	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 1.8%
Electric – 1.8%
AES Corp./VA 4.875%, 5/15/23	U.S.$	1,500	$1,391,250
5.50%, 3/15/24		3,250	3,071,250
Calpine Corp. 5.50%, 2/01/24		5,320	5,054,000
5.75%, 1/15/25		10,549	9,995,177
5.875%, 1/15/24(a)		3,988	4,167,460
7.875%, 1/15/23(a)		2,422	2,600,623
DPL, Inc. 6.75%, 10/01/19		2,450	2,511,250
7.25%, 10/15/21		4,251	4,266,941
Dynegy, Inc. 7.375%, 11/01/22		7,755	7,774,387
7.625%, 11/01/24		12,140	12,170,350
FirstEnergy Corp. Series C 7.375%, 11/15/31		4,551	5,430,858
GenOn Energy, Inc. 7.875%, 6/15/17		825	765,188
9.50%, 10/15/18		8,571	7,542,480
NRG Energy, Inc. 6.25%, 7/15/22		1,631	1,500,520
6.625%, 3/15/23		10,296	9,575,280
Series WI 6.25%, 5/01/24		14,161	12,674,095
NRG Yield Operating LLC 5.375%, 8/15/24		4,311	3,944,565
Talen Energy Supply LLC 4.60%, 12/15/21		12,404	10,646,043
Texas Competitive/TCEH 11.50%, 10/01/20(o)		2,679	904,163
Viridian Group FundCo II Ltd. 7.50%, 3/01/20(a)	EUR	7,830	8,577,971

			114,563,851

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
NOVA Chemicals Corp. 5.00%, 5/01/25(a)	U.S.$	2,349	2,349,000

Total Corporates – Non-Investment Grade (cost $3,626,771,652)			3,354,711,078

AB HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 8.0%
GSE Risk Share Floating Rate – 3.5%
Bellemeade Re Ltd. Series 2015-1A, Class M2 4.497%, 7/25/25(a)(h)	U.S.$	6,730	$6,679,525
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.347%, 7/25/23(h)		8,995	10,376,427
Series 2013-DN2, Class M2 4.447%, 11/25/23(h)		7,100	7,081,715
Series 2014-DN1, Class M3 4.697%, 2/25/24(h)		13,021	12,877,128
Series 2014-DN2, Class M3 3.797%, 4/25/24(h)		5,376	4,996,932
Series 2014-DN3, Class M3 4.197%, 8/25/24(h)		10,000	9,642,369
Series 2014-DN4, Class M3 4.747%, 10/25/24(h)		1,900	1,893,314
Series 2014-HQ2, Class M3 3.947%, 9/25/24(h)		3,045	2,838,664
Series 2014-HQ3, Class M3 4.947%, 10/25/24(h)		8,520	8,490,470
Series 2015-DN1, Class M3 4.347%, 1/25/25(h)		4,007	3,959,760
Series 2015-DNA1, Class M3 3.497%, 10/25/27(h)		1,760	1,660,675
Series 2015-DNA2, Class B 7.747%, 12/25/27(h)		5,280	5,118,690
Series 2015-HQ1, Class M3 3.997%, 3/25/25(h)		3,380	3,242,209
Series 2015-HQA1, Class B 8.994%, 3/25/28(h)		5,450	5,310,043
Series 2015-HQA1, Class M3 4.894%, 3/25/28(h)		6,335	6,287,014
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.447%, 10/25/23(h)		7,285	7,615,923
Series 2014-C01, Class M2 4.597%, 1/25/24(h)		9,535	9,536,662
Series 2014-C02, Class 1M2 2.797%, 5/25/24(h)		3,410	2,972,718
Series 2014-C03, Class 1M2 3.197%, 7/25/24(h)		11,973	10,794,632
Series 2014-C04, Class 1M2 5.097%, 11/25/24(h)		23,605	23,671,247

40	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 2M2 5.197%, 11/25/24(h)	U.S.$	3,828	$3,846,483
Series 2015-C01, Class 1M2 4.497%, 2/25/25(h)		16,455	15,945,899
Series 2015-C02, Class 2M2 4.197%, 5/25/25(h)		11,991	11,398,366
Series 2015-C03, Class 1M2 5.197%, 7/25/25(h)		3,696	3,669,787
Series 2015-C03, Class 2M2 5.197%, 7/25/25(h)		14,908	14,839,400
Series 2015-C04, Class 1M2 5.894%, 4/25/28(h)		4,442	4,523,669
Series 2015-C04, Class 2M2 5.744%, 4/25/28(h)		6,732	6,830,497
JPMorgan Madison Avenue Securities Trust Series 2015-1 Series 2015-CH1, Class M2 5.696%, 10/25/25(a)(h)		7,785	7,721,249
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.697%, 11/25/25(a)(h)		3,351	3,334,826

			217,156,293

Non-Agency Fixed Rate – 2.9%
BCAP LLC Trust Series 2009-RR13, Class 17A3 6.039%, 4/26/37(a)		3,099	2,583,548
Bear Stearns ARM Trust Series 2007-3, Class 1A1 2.778%, 5/25/47		1,922	1,682,304
Series 2007-4, Class 22A1 4.809%, 6/25/47		6,603	5,875,627
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(a)		4,623	3,905,769
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		977	725,385
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		9,940	9,221,873
Series 2006-AR3, Class 1A2A 5.22%, 6/25/36		3,953	3,764,720
Series 2007-AR4, Class 1A1A 5.37%, 3/25/37		1,695	1,608,208
Series 2010-3, Class 2A2 7.063%, 8/25/37(a)		2,760	2,408,858

AB HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37	U.S.$	2,175	$1,899,156
Countrywide Alternative Loan Trust Series 2005-11CB, Class 2A7 5.50%, 6/25/35		6,218	6,184,946
Series 2005-46CB, Class A2 5.50%, 10/25/35		321	300,091
Series 2005-46CB, Class A20 5.50%, 10/25/35		251	234,861
Series 2005-46CB, Class A3 5.50%, 10/25/35		784	733,189
Series 2005-46CB, Class A4 5.25%, 10/25/35		345	318,171
Series 2005-46CB, Class A7 5.50%, 10/25/35		608	568,480
Series 2005-J14, Class A8 5.50%, 12/25/35		4,938	4,437,532
Series 2006-19CB, Class A15 6.00%, 8/25/36		778	710,647
Series 2006-19CB, Class A24 6.00%, 8/25/36		500	462,788
Series 2006-24CB, Class A15 5.75%, 6/25/36		5,295	4,738,273
Series 2006-24CB, Class A16 5.75%, 6/25/36		1,012	905,926
Series 2006-26CB, Class A6 6.25%, 9/25/36		442	378,768
Series 2006-26CB, Class A8 6.25%, 9/25/36		1,670	1,431,327
Series 2006-2CB, Class A11 6.00%, 3/25/36		2,062	1,825,967
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		4,618	4,141,495
Series 2006-42, Class 1A6 6.00%, 1/25/47		1,855	1,679,407
Series 2006-HY12, Class A5 3.579%, 8/25/36		10,239	9,705,189
Series 2006-J1, Class 1A10 5.50%, 2/25/36		2,653	2,384,588
Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,682	1,510,798
Series 2007-13, Class A2 6.00%, 6/25/47		6,461	5,406,634
Series 2007-15CB, Class A19 5.75%, 7/25/37		1,040	951,911
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		1,283	1,238,524

42	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-17, Class A2 6.00%, 12/25/36	U.S.$	4,911	$4,524,193
Series 2007-4, Class 1A39 6.00%, 5/25/37		3,292	2,964,571
Series 2007-HY4, Class 1A1 2.723%, 9/25/47		1,991	1,780,446
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(a)		650	486,981
Series 2010-13R, Class 1A2 5.50%, 12/26/35(a)		255	242,114
Series 2010-9R, Class 1A5 4.00%, 8/27/37(a)		3,558	3,492,376
Credit Suisse Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		3,590	3,123,545
First Horizon Alternative Mortgage Securities Trust Series 2005-AA3, Class 3A1 2.376%, 5/25/35		1,443	1,389,959
Series 2006-AA3, Class A1 2.34%, 6/25/36		1,679	1,370,081
Series 2006-AA5, Class A1 2.239%, 9/25/36		4,700	3,834,498
Series 2006-FA1, Class 1A3 5.75%, 4/25/36		2,697	2,146,182
Series 2006-FA3, Class A9 6.00%, 7/25/36		2,254	1,859,174
IndyMac Index Mortgage Loan Trust Series 2005-AR15, Class A1 2.583%, 9/25/35		4,107	3,427,959
Series 2006-AR37, Class 2A1 4.347%, 2/25/37		1,657	1,324,643
Series 2007-AR1, Class 2A1 2.698%, 4/25/37		4,917	3,999,956
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		2,411	2,201,837
Series 2006-2, Class 6A 6.50%, 2/25/36		2,419	2,028,999
Series 2007-12, Class 3A22 6.00%, 8/25/37		622	561,857
New Century Alternative Mortgage Loan Trust Series 2006-ALT2, Class AF6A 5.457%, 10/25/36		8,830	5,543,870

AB HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(a)	U.S.$	6,965	$6,115,077
Residential Accredit Loans, Inc., Trust Series 2005-QA10, Class A31 3.663%, 9/25/35		4,695	3,913,045
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		3,471	3,171,201
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		1,188	978,189
Series 2007-A1, Class A8 6.00%, 3/25/37		1,469	1,032,336
Series 2007-A5, Class 2A3 6.00%, 5/25/37		559	484,003
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 2.739%, 9/25/35		2,595	2,406,776
Series 2006-9, Class 4A1 5.138%, 10/25/36		2,070	1,799,314
Washington Mutual Alternative Mortgage Pass-Through Certificates Trust Series 2006-7, Class A3 4.572%, 9/25/36		2,616	1,428,319
Series 2006-7, Class A4 4.572%, 9/25/36		2,508	1,369,259
Series 2006-9, Class A4 5.003%, 10/25/36		2,569	1,402,418
Series 2006-9, Class A6 5.003%, 10/25/36		2,649	1,445,648
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2007-HY3, Class 4A1 2.424%, 3/25/37		4,600	4,329,956
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 2A1 6.00%, 7/25/37		3,694	3,566,348
Series 2007-PA3, Class 3A1 6.25%, 7/25/37		2,269	2,102,962
Wells Fargo Mortgage Backed Securities Trust Series 2007-10, Class 1A8 6.00%, 7/25/37		2,392	2,386,630
Series 2007-AR7, Class A1 2.745%, 12/28/37		9,730	8,982,587
Series 2007-AR8, Class A1 2.777%, 11/25/37		3,904	3,433,209

			180,575,478

44	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 1.6%
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.377%, 4/25/47(a)(h)	U.S.$	9,835	$7,298,101
Countrywide Alternative Loan Trust Series 2005-82, Class A1 0.467%, 2/25/36(h)		895	734,490
Series 2007-7T2, Class A3 0.797%, 4/25/37(h)		3,916	1,930,796
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 0.797%, 8/25/37(h)		1,147	875,113
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1 0.337%, 7/25/47(h)		7,459	6,045,265
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.447%, 4/25/37(h)		2,498	1,318,759
Series 2007-FA2, Class 1A5 0.497%, 4/25/37(h)		2,829	1,504,027
HarborView Mortgage Loan Trust Series 2006-10, Class 2A1A 0.377%, 11/19/36(h)		5,140	4,235,471
Series 2007-4, Class 2A1 0.417%, 7/19/47(h)		15,316	12,511,884
Series 2007-7, Class 2A1A 1.197%, 10/25/37(h)		2,539	2,232,740
Impac Secured Assets Trust Series 2007-1, Class A2 0.357%, 3/25/37(h)		2,562	2,043,761
Lehman Mortgage Trust Series 2007-1, Class 3A1 0.447%, 2/25/37(h)		3,308	667,796
Series 2007-1, Class 3A2 7.053%, 2/25/37(h)(p)		3,308	1,025,128
Lehman XS Trust Series 2007-15N, Class 4A1 1.097%, 8/25/47(h)		1,032	703,909
Series 2007-16N, Class 2A2 1.047%, 9/25/47(h)		1,365	1,108,877
Morgan Stanley Mortgage Loan Trust Series 2006-9AR, Class A2 0.347%, 8/25/36(h)		11,449	5,769,962
NovaStar Mortgage Funding Trust Series 2006-MTA1, Class 2A1A 0.387%, 9/25/46(h)		2,108	1,798,075

AB HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 0.357%, 2/25/37(h)	U.S.$	1,455	$1,226,801
Series 2007-2, Class 1A3 0.527%, 5/25/37(h)		1,688	1,425,235
Residential Accredit Loans, Inc., Trust Series 2006-QA4, Class A 0.377%, 5/25/36(h)		6,179	4,999,608
Series 2006-QO2, Class A1 0.417%, 2/25/46(h)		2,016	888,072
Series 2007-QH6, Class A1 0.387%, 7/25/37(h)		1,197	983,075
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.722%, 8/25/47(h)		3,256	2,699,202
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-AR3, Class A1A 1.222%, 2/25/46(h)		1,367	1,253,271
Series 2006-AR5, Class A1A 1.212%, 6/25/46(h)		1,681	1,465,314
Series 2007-OA1, Class A1A 0.922%, 2/25/47(h)		12,059	9,620,173
Series 2007-OA3, Class 2A1A 0.982%, 4/25/47(h)		1,705	1,437,183
Series 2007-OA4, Class A1A 0.982%, 4/25/47(h)		14,216	10,746,010
Series 2007-OA5, Class 1A 0.972%, 6/25/47(h)		10,818	8,891,053

			97,439,151

Agency Fixed Rate – 0.0%
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1 2.621%, 2/25/47		2,258	2,001,976

Total Collateralized Mortgage Obligations (cost $495,653,395)			497,172,898

CORPORATES – INVESTMENT GRADE – 7.8%
Financial Institutions – 3.9%
Banking – 1.4%
American Express Co. 6.80%, 9/01/66		4,555	4,584,608
BPCE SA 5.70%, 10/22/23(a)		241	258,014

46	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(a)(m)	U.S.$	5,750	$5,980,104
8.40%, 6/29/17(a)(m)		5,500	5,955,400
Credit Suisse Group Guernsey I Ltd. 7.875%, 2/24/41(a)		3,191	3,308,837
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(a)(m)		1,590	2,400,900
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(a)		5,980	6,354,701
ING Groep NV 5.775%, 12/08/15(m)		6,869	6,817,482
JPMorgan Chase & Co. Series R 6.00%, 8/01/23(m)		10,893	11,050,948
Series S 6.75%, 2/01/24(m)		2,209	2,380,198
MUFG Capital Finance 5 Ltd. 6.299%, 1/25/17(m)	GBP	1,225	1,952,668
Nordea Bank AB 6.125%, 9/23/24(a)(m)	U.S.$	8,440	8,334,500
PNC Financial Services Group, Inc. (The) Series R 4.85%, 6/01/23(m)		3,888	3,654,331
Regions Bank/Birmingham AL 6.45%, 6/26/37		5,300	6,356,030
Santander Bank NA 8.75%, 5/30/18		3,800	4,339,376
Standard Chartered PLC 5.20%, 1/26/24(a)(b)		5,722	5,988,639
6.409%, 1/30/17(a)(b)(m)		3,500	3,535,000
Wells Fargo & Co. Series S 5.90%, 6/15/24(m)		2,482	2,537,845

			85,789,581

Brokerage – 0.2%
Charles Schwab Corp. (The) 7.00%, 2/01/22(m)		6,830	7,939,875
GFI Group, Inc. 8.625%, 7/19/18		2,367	2,568,195

			10,508,070

Finance – 0.4%
Aviation Capital Group Corp. 4.625%, 1/31/18(a)		2,367	2,440,969
GE Capital Trust II 5.50%, 9/15/67(a)	EUR	4,000	4,596,959

AB HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

General Electric Capital Corp. Series A 7.125%, 6/15/22(m)	U.S.$	4,200	$4,935,000
Series B 6.25%, 12/15/22(m)		4,800	5,350,080
HSBC Finance Capital Trust IX 5.911%, 11/30/35		6,765	6,771,765

			24,094,773

Insurance – 1.6%
AAI Ltd. Series 5 6.75%, 10/06/26	AUD	500	365,576
American International Group, Inc. 6.82%, 11/15/37	U.S.$	1,938	2,381,077
8.175%, 5/15/58		7,301	9,637,320
Aon Corp. 8.205%, 1/01/27		2,495	3,140,581
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		1,801	1,314,730
Coventry Health Care, Inc. 5.95%, 3/15/17		1,415	1,500,954
Lincoln National Corp. 8.75%, 7/01/19		604	738,318
MetLife Capital Trust IV 7.875%, 12/15/37(a)		1,765	2,188,600
MetLife, Inc. 6.40%, 12/15/36		3,700	4,057,420
10.75%, 8/01/39		3,495	5,504,625
Series C 5.25%, 6/15/20(m)		8,977	9,061,159
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)		3,554	4,130,242
Nationwide Mutual Insurance Co. 2.627%, 12/15/24(a)(h)		5,000	4,791,415
9.375%, 8/15/39(a)		4,546	6,872,288
Pacific Life Insurance Co. 9.25%, 6/15/39(a)		3,000	4,427,991
Prudential Financial, Inc. 5.625%, 6/15/43		13,000	13,604,500
Swiss Re Capital I LP 6.854%, 5/25/16(a)(m)		6,435	6,526,699
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,836	3,677,368
XLIT Ltd. 5.50%, 3/31/45		7,198	6,904,480
Series E 6.50%, 4/15/17(m)		7,233	5,769,764

48	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ZFS Finance USA Trust II 6.45%, 12/15/65(a)	U.S.$	1,695	$1,719,578
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		3,010	3,077,725

			101,392,410

Other Finance – 0.1%
SUAM Finance BV 4.875%, 4/17/24(a)		4,867	5,001,258

REITS – 0.2%
EPR Properties 5.75%, 8/15/22		3,445	3,656,020
7.75%, 7/15/20		3,036	3,566,079
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	4,990,509

			12,212,608

			238,998,700

Industrial – 3.2%
Basic – 1.1%
Braskem America Finance Co. 7.125%, 7/22/41(a)		3,672	2,919,240
Braskem Finance Ltd. 5.75%, 4/15/21(a)		200	187,500
6.45%, 2/03/24		4,416	3,974,356
7.00%, 5/07/20(a)		208	209,040
CF Industries, Inc. 6.875%, 5/01/18		1,100	1,217,344
7.125%, 5/01/20		1,100	1,281,778
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.125%, 6/15/19		1,298	1,226,610
6.50%, 11/15/20		3,362	3,046,812
6.625%, 5/01/21		649	585,723
6.75%, 2/01/22		1,566	1,380,037
Freeport-McMoRan, Inc. 5.45%, 3/15/43		1,120	799,400
Glencore Funding LLC 2.125%, 4/16/18(a)		560	488,600
GTL Trade Finance, Inc. 5.893%, 4/29/24(a)		11,823	9,910,039
7.25%, 4/16/44(a)		249	186,750
MeadWestvaco Corp 8.20%, 1/15/30		2,940	3,890,361
Minsur SA 6.25%, 2/07/24(a)(b)		10,297	10,816,185
Samarco Mineracao SA 4.125%, 11/01/22(a)		740	615,125
5.75%, 10/24/23(a)		11,205	10,028,475

AB HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Southern Copper Corp. 7.50%, 7/27/35	U.S.$	1,500	$1,554,843
Vale Overseas Ltd. 6.875%, 11/21/36		8,495	6,915,779
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	4,130,954
8.50%, 1/15/25		1,000	1,340,833

			66,705,784

Capital Goods – 0.3%
Lafarge SA 7.125%, 7/15/36		2,640	3,144,826
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		6,710	3,866,638
7.125%, 6/26/42(a)		6,600	3,927,000
8.25%, 4/25/18(a)	BRL	5,903	853,333
Owens Corning 6.50%, 12/01/16(h)	U.S.$	21	22,290
7.00%, 12/01/36(h)		4,450	5,059,210

			16,873,297

Communications - Media – 0.5%
CCO Safari II LLC 4.908%, 7/23/25(a)		6,755	6,866,342
6.484%, 10/23/45(a)		9,890	10,255,851
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,475,300
Myriad International Holdings BV 6.00%, 7/18/20(a)		6,983	7,490,008
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(m)		6,975	7,428,375

			35,515,876

Communications - Telecommunications – 0.1%
Qwest Corp. 6.75%, 12/01/21		1,000	1,074,500
6.875%, 9/15/33		4,249	4,215,921

			5,290,421

Consumer Cyclical - Other – 0.1%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		2,925	3,100,500
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15		2,035	2,038,972

			5,139,472

Consumer Cyclical - Retailers – 0.0%
AutoNation, Inc. 6.75%, 4/15/18		349	386,501

50	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
BRF SA 4.75%, 5/22/24(a)	U.S.$	2,447	$2,423,019
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	392,628
Forest Laboratories LLC 5.00%, 12/15/21(a)		3,997	4,319,790

			7,135,437

Energy – 0.7%
Anadarko Petroleum Corp. 8.70%, 3/15/19		2,000	2,358,046
Cimarex Energy Co. 5.875%, 5/01/22		1,906	2,012,515
Energy Transfer Partners LP 7.60%, 2/01/24		3,200	3,596,435
Ensco PLC 4.70%, 3/15/21		2,000	1,799,748
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,619	1,590,668
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		470	473,510
Kinder Morgan, Inc./DE 5.55%, 6/01/45		2,915	2,453,996
7.00%, 6/15/17		275	291,150
Series G 7.75%, 1/15/32		2,969	3,004,993
7.80%, 8/01/31		2,662	2,697,040
Noble Energy, Inc. 5.875%, 6/01/22-6/01/24		14,791	14,858,412
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	515,066
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		2,301	2,111,883
5.00%, 10/01/22		971	943,662
5.50%, 4/15/23		5,015	4,863,547
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	2,075,000

			45,645,671

Other Industrial – 0.2%
Fresnillo PLC 5.50%, 11/13/23(a)		10,414	10,934,700

Technology – 0.1%
Seagate HDD Cayman 4.75%, 6/01/23		5,000	4,639,345

AB HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.0%
America West Airlines Pass-Through Trust Series 1999-1, Class G 7.93%, 1/02/19	U.S.$	1,083	$1,159,192
Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22		855	996,552

			2,155,744

			200,422,248

Utility – 0.7%
Electric – 0.5%
Consorcio Transmantaro SA 4.375%, 5/07/23(a)(b)		14,103	13,820,940
EDP Finance BV 4.90%, 10/01/19(a)		416	432,130
6.00%, 2/02/18(a)		10,232	10,876,616
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		5,125	4,330,625
Southern California Edison Co. Series E 6.25%, 2/01/22(m)		3,300	3,671,250

			33,131,561

Natural Gas – 0.2%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		7,654	8,040,557
SourceGas LLC 5.90%, 4/01/17(a)		3,000	3,145,842

			11,186,399

			44,317,960

Total Corporates – Investment Grade (cost $471,256,884)			483,738,908

GOVERNMENTS – TREASURIES – 4.1%
Brazil – 1.5%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50	BRL	36,400	21,960,072
Series F 10.00%, 1/01/17-1/01/25		289,255	64,245,756
Series NTNB 6.00%, 5/15/45		8,100	4,894,455

			91,100,283

52	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Colombia – 0.1%
Colombia Government International Bond 7.75%, 4/14/21	COP	12,390,000	$4,351,897
Colombian TES Series B 10.00%, 7/24/24		7,000,000	2,745,314

			7,097,211

South Africa – 0.2%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	16,800	1,233,809
Series R207 7.25%, 1/15/20		120,490	8,568,990
Series R208 6.75%, 3/31/21		21,565	1,482,779

			11,285,578

United States – 2.3%
U.S. Treasury Bonds 6.125%, 11/15/27(q)	U.S.$	78,500	110,253,642
U.S. Treasury Notes 1.625%, 8/31/19(q)		7,012	7,093,627
2.125%, 8/31/20(q)(r)		11,300	11,611,044
2.50%, 8/15/23(q)		16,550	17,173,637

			146,131,950

Total Governments – Treasuries (cost $317,589,972)			255,615,022

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.4%
Non-Agency Fixed Rate CMBS – 3.4%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.562%, 6/10/49		14,989	15,466,997
Series 2007-5, Class AM 5.772%, 2/10/51		6,877	7,204,845
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.589%, 6/24/50(d)(f)		3,500	3,688,650
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		2,409	2,428,271

AB HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-T26, Class AJ 5.566%, 1/12/45	U.S.$	1,550	$1,560,557
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.866%, 4/10/46(p)		11,735	864,059
Series 2015-GC31, Class D 4.20%, 6/10/48		1,416	1,120,857
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class XA 2.118%, 10/15/45 (p)		59,083	5,674,946
Commercial Mortgage Trust Series 2007-GG9, Class AM 5.475%, 3/10/39		3,469	3,589,353
Series 2012-CR1, Class XA 2.083%, 5/15/45(p)		24,523	2,218,585
Series 2012-CR5, Class XA 1.868%, 12/10/45(p)		12,347	1,010,340
Series 2012-LC4, Class XA 2.399%, 12/10/44(a)(p)		35,727	3,571,806
Series 2013-LC6, Class XA 1.747%, 1/10/46(p)		65,021	4,648,605
Series 2014-CR15, Class XA 1.329%, 2/10/47(p)		13,075	790,274
Series 2014-LC15, Class D 4.944%, 4/10/47(a)		8,500	7,627,237
Series 2014-LC17, Class D 3.687%, 10/10/47(a)		7,603	6,109,501
Series 2014-UBS5, Class D 3.495%, 9/10/47(a)		3,542	2,779,188
Series 2015-DC1, Class D 4.354%, 2/10/48(a)		4,500	3,778,519
Credit Suisse Commercial Mortgage Trust Series 2006-C4, Class A3 5.467%, 9/15/39		4,223	4,302,783
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-C5, Class J 5.226%, 12/15/36(a)		2,529	2,601,226
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.458%, 7/10/44(a)		2,500	2,630,548
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class XA 2.335%, 11/10/45(p)		9,039	920,371
Series 2013-GC10, Class XA 1.627%, 2/10/46(p)		4,991	428,446
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.522%, 4/10/38		11,756	11,787,890
Series 2011-GC5, Class C 5.308%, 8/10/44(a)		7,937	8,667,381

54	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2012-GCJ7, Class XA 2.526%, 5/10/45(p)	U.S.$	35,411	$3,309,841
Series 2013-GC13, Class D 4.069%, 7/10/46(a)		1,500	1,335,587
Series 2014-GC18, Class D 4.948%, 1/10/47(a)		4,503	4,062,082
Series 2014-GC20, Class D 4.867%, 4/10/47(a)		995	877,616
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class AM 5.695%, 2/12/49		10,321	10,830,215
Series 2012-CBX, Class D 5.238%, 6/15/45(a)		5,000	5,118,373
Series 2012-CBX, Class E 5.238%, 6/15/45(a)		6,521	6,417,965
Series 2014-C23, Class D 3.96%, 9/15/47(a)		4,859	4,057,262
Series 2015-C32, Class C 4.819%, 11/15/48		5,050	4,663,125
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,977	1,981,897
Series 2007-C2, Class AM 5.493%, 2/15/40		3,927	4,075,763
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5, Class XA 1.809%, 8/15/45(a)(p)		21,557	1,531,915
Series 2012-C6, Class XA 2.086%, 11/15/45(a)(p)		49,321	3,904,346
Series 2014-C19, Class D 3.25%, 12/15/47(a)		8,153	6,387,293
Morgan Stanley Capital I Trust Series 2015-MS1, Class D 4.029%, 5/15/48(a)		2,790	2,287,435
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.822%, 12/10/45(a)(p)		3,846	344,407
Wachovia Bank Commercial Mortgage Trust Series 2005-C22, Class AJ 5.398%, 12/15/44		3,000	2,996,440
Wells Fargo Commercial Mortgage Trust Series 2010-C1, Class XA 1.352%, 11/15/43(a)(p)		9,544	515,302
Series 2014-LC18, Class D 3.957%, 12/15/47(a)		5,000	4,070,360
Series 2015-LC20, Class D 4.366%, 4/15/50(a)		2,643	2,162,758

AB HIGH INCOME FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.265%, 6/15/44(a)(s)	U.S.$	2,576	$2,701,862
Series 2012-C6, Class D 5.561%, 4/15/45(a)		1,350	1,394,407
Series 2012-C7, Class XA 1.528%, 6/15/45(a)(p)		7,800	585,045
Series 2012-C8, Class E 4.875%, 8/15/45(a)		3,400	3,375,988
Series 2014-C20, Class D 3.986%, 5/15/47(a)		10,906	8,933,198
Series 2014-C21, Class D 3.497%, 8/15/47(a)		10,000	7,793,000
Series 2014-C23, Class D 3.992%, 10/15/57(a)		13,722	11,275,692

Total Commercial Mortgage-Backed Securities (cost $208,638,887)			212,460,409

BANK LOANS – 2.9%
Industrial – 2.7%
Basic – 0.4%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 3.75%, 6/30/19(h)		13,901	11,731,810
Magnetation LLC 12.00% 3/07/16(f)(i)(k)		17,809	15,903,850

			27,635,660

Capital Goods – 0.2%
Berry Plastics Corporation 3.75%, 1/06/21(h)		5,056	5,049,361
Serta Simmons Holdings, LLC 4.25%, 10/01/19(h)		5,092	5,091,556

			10,140,917

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 7.50%, 7/25/22(h)		5,978	5,495,849
TWCC Holding Corp. 7.00%, 6/26/20(h)		3,525	3,517,280

			9,013,129

Consumer Cyclical - Automotive – 0.2%
Affinia Group Inc. 4.75%-5.75%, 4/27/20(h)		5,987	5,987,394
Navistar, Inc. 6.50%, 8/07/20(h)		3,605	3,388,700

			9,376,094

56	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.2%
Kasima, LLC (Digital Cinema Implementation Partners, LLC) 3.25%, 5/17/21(h)	U.S.$	2,675	$2,663,479
NCL Corporation Ltd. (aka Norwegian Cruise Lines) 4.00%, 11/19/21(h)		1,368	1,364,851
Station Casinos LLC 4.25%, 3/02/20(h)		6,797	6,796,965

			10,825,295

Consumer Cyclical - Other – 0.2%
CityCenter Holdings, LLC 4.25%, 10/16/21(h)		9,547	9,552,053
ClubCorp Club Operations, Inc. 4.25%, 7/24/20(h)		2,348	2,345,422
La Quinta Intermediate Holdings L.L.C. 3.75%, 4/14/21(h)		2,837	2,808,497

			14,705,972

Consumer Cyclical - Retailers – 0.5%
Burlington Coat Factory Warehouse Corporation 4.25%, 8/13/21(h)		579	579,589
Dollar Tree, Inc. 3.50%, 7/06/22(h)		209	209,274
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(h)		2,227	2,232,337
J. Crew Group, Inc. 4.00%, 3/05/21(h)		5,510	4,038,607
J.C. Penney Corporation, Inc. 6.00%, 5/22/18(h)(t)		12,565	12,517,632
Men’s Wearhouse, Inc., (The) 5.00%, 6/18/21		2,755	2,757,529
Michaels Stores, Inc. 4.00%, 1/28/20(h)		3,096	3,100,982
Rite Aid Corporation 5.75%, 8/21/20(h)		3,000	3,002,490

			28,438,440

Consumer Non-Cyclical – 0.3%
Acadia Healthcare Company, Inc. 4.25%, 2/11/22(h)		521	521,063
Concordia Healthcare Corp. 10/21/21(t)		5,072	4,864,431
Grifols Worldwide Operations Limited 3.188%, 2/27/21(h)		3,201	3,193,695
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã€ R.L. 4.75%, 6/30/21(h)		3,980	3,917,262

AB HIGH INCOME FUND •	57

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pharmedium Healthcare Corporation 7.75%, 1/28/22(h)	U.S.$	6,656	$6,669,457

			19,165,908

Energy – 0.0%
Seadrill Operating LP (Seadrill Partners Finco LLC) 4.00%, 2/21/21(h)		5,178	3,007,977

Other Industrial – 0.3%
Education Management II LLC 2.00%-6.50%, 7/02/20(h)		1,248	131,085
5.50%, 7/02/20(h)		713	183,613
Gardner Denver, Inc. 4.25%, 7/30/20(h)		5,439	5,094,711
Laureate Education, Inc. 5.00%, 6/15/18(h)		2,687	2,286,370
Travelport Finance (Luxembourg) S.A.r.l. 5.75%, 9/02/21(h)		10,103	10,012,107
Unifrax Holding Co. 4.50%, 11/28/18(h)	EUR	2,730	2,988,993

			20,696,879

Technology – 0.3%
Avaya Inc. 4.82%, 10/26/17(h)	U.S.$	2,061	1,721,147
6.50%, 6/16/18(h)		371	308,176
BMC Software Finance Inc. 5.00%, 9/10/20(h)		10,840	9,745,588
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(h)		4,418	4,153,384

			15,928,295

			168,934,566

Utility – 0.1%
Electric – 0.1%
Energy Future Intermediate Holding Company LLC (EFIH Finance Inc.) 4.25%, 6/19/16(h)		9,316	9,310,373

Financial Institutions – 0.1%
Insurance – 0.1%
Hub International Limited 4.00%, 10/02/20(h)		4,410	4,289,980

Total Bank Loans (cost $192,430,904)			182,534,919

58	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – 2.7%
Dominican Republic – 0.3%
Dominican Republic International Bond 7.45%, 4/30/44(a)	U.S.$	5,621	$5,930,155
8.625%, 4/20/27(a)		9,061	10,691,980

			16,622,135

El Salvador – 0.2%
El Salvador Government International Bond 7.375%, 12/01/19(a)		1,495	1,530,506
7.625%, 9/21/34(a)		872	833,850
7.65%, 6/15/35(a)		11,545	10,462,657
7.75%, 1/24/23(a)		700	710,500

			13,537,513

Gabon – 0.1%
Gabon Government International Bond 6.375%, 12/12/24(a)		3,785	3,255,479

Ghana – 0.4%
Republic of Ghana 7.875%, 8/07/23(a)		7,168	6,148,727
8.125%, 1/18/26(a)		1,383	1,174,513
8.50%, 10/04/17(a)		2,928	2,946,505
10.75%, 10/14/30(a)		14,127	14,903,985

			25,173,730

Ivory Coast – 0.7%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)		37,847	33,683,830
6.375%, 3/03/28(a)		9,923	9,141,564

			42,825,394

Jamaica – 0.2%
Jamaica Government International Bond 7.625%, 7/09/25		2,302	2,509,180
7.875%, 7/28/45		7,519	7,594,190

			10,103,370

Kenya – 0.0%
Kenya Government International Bond 5.875%, 6/24/19(a)		3,124	3,023,720

Lebanon – 0.1%
Lebanon Government International Bond 6.00%, 1/27/23(a)		3,813	3,770,866
Series E 6.10%, 10/04/22(a)		2,900	2,882,600

			6,653,466

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(a)		7,468	7,747,191

AB HIGH INCOME FUND •	59

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Serbia – 0.0%
Republic of Serbia 6.75%, 11/01/24(a)	U.S.$	613	$626,024

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19(a)		3,825	3,840,667
6.125%, 6/03/25(a)		2,800	2,639,000

			6,479,667

Venezuela – 0.4%
Venezuela Government International Bond 7.65%, 4/21/25		6,636	2,505,090
9.00%, 5/07/23(a)		4,555	1,787,877
9.25%, 9/15/27		35,750	15,640,625
9.25%, 5/07/28(a)		1,500	588,750
11.75%, 10/21/26(a)		2,372	1,049,654
11.95%, 8/05/31(a)		1,704	766,710

			22,338,706

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(a)		9,236	7,790,658

Total Emerging Markets – Sovereigns (cost $175,198,888)			166,177,053

EMERGING MARKETS – CORPORATE BONDS – 2.5%
Industrial – 2.1%
Basic – 0.3%
Elementia SAB de CV 5.50%, 1/15/25(a)		2,208	2,158,320
Sappi Papier Holding GmbH 6.625%, 4/15/21(a)		2,295	2,306,475
7.75%, 7/15/17(a)		6,184	6,431,360
Tupy Overseas SA 6.625%, 7/17/24(a)		2,638	2,357,712
Vedanta Resources PLC 6.00%, 1/31/19(a)		2,391	1,916,387
8.25%, 6/07/21(a)(b)		3,455	2,764,000
9.50%, 7/18/18(a)(b)		1,943	1,826,420

			19,760,674

Capital Goods – 0.6%
CEMEX Espana SA/Luxembourg 9.875%, 4/30/19(a)		10,290	10,971,712
Cemex Finance LLC 9.375%, 10/12/22(a)		4,406	4,802,540

60	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cemex SAB de CV 5.70%, 1/11/25(a)	U.S.$	7,161	$6,623,925
Ferreycorp SAA 4.875%, 4/26/20(a)		4,418	4,198,081
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		830	867,350
Grupo KUO SAB De CV 6.25%, 12/04/22(a)		696	664,680
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)		6,414	6,558,315

			34,686,603

Communications - Telecommunications – 0.3%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)		6,131	4,889,473
Digicel Group Ltd. 8.25%, 9/30/20(a)		9,000	8,122,500
Digicel Ltd. 6.00%, 4/15/21(a)		3,750	3,375,000
6.75%, 3/01/23(a)		3,270	2,943,000

			19,329,973

Consumer Cyclical - Other – 0.1%
Theta Capital Pte Ltd. 7.00%, 5/16/19-4/11/22(a)		3,529	3,489,629

Consumer Cyclical - Retailers – 0.3%
Edcon Ltd. 9.50%, 3/01/18(a)	EUR	5,250	3,626,426
9.50%, 3/01/18(a)	U.S.$	2,820	1,748,400
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		12,250	12,433,750

			17,808,576

Consumer Non-Cyclical – 0.3%
Cosan Luxembourg SA 9.50%, 3/14/18(a)	BRL	13,070	2,758,000
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)	U.S.$	3,859	3,859,000
Minerva Luxembourg SA 7.75%, 1/31/23(a)		10,488	10,356,900
Tonon Luxembourg SA 7.25%, 1/24/20(a)(i)		6,585	2,239,025
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)		1,670	651,300
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(c)(d)		13,674	177,762

AB HIGH INCOME FUND •	61

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

10.875%, 1/13/20(c)(d)	U.S.$	2,500	$450,000
11.75%, 2/09/22(c)(d)		13,613	176,969

			20,668,956

Transportation - Airlines – 0.2%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		5,082	5,132,820
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		12,957	10,430,385

			15,563,205

			131,307,616

Financial Institutions – 0.3%
Banking – 0.2%
Turkiye Vakiflar Bankasi T.A.O. 6.00%, 11/01/22(a)(b)		12,500	11,893,750

Finance – 0.1%
CIMPOR Financial Operations BV 5.75%, 7/17/24(a)		7,640	5,032,850

			16,926,600

Utility – 0.1%
Electric – 0.1%
AES El Salvador Trust II 6.75%, 3/28/23(a)		3,050	2,745,000
ContourGlobal Power Holdings SA 7.125%, 6/01/19(a)		6,556	6,506,830

			9,251,830

Total Emerging Markets – Corporate Bonds (cost $201,054,813)			157,486,046

		Shares
PREFERRED STOCKS – 1.5%
Financial Institutions – 1.4%
Banking – 0.7%
GMAC Capital Trust I 8.125%		310,800	8,027,964
Goldman Sachs Group, Inc. (The) Series J 5.50%		299,200	7,447,088
Morgan Stanley 6.875%		277,200	7,498,260
Santander Finance Preferred SAU 6.80%		67,000	1,723,240
State Street Corp. Series D 5.90%		82,375	2,192,823
US Bancorp Series F 6.50%		270,000	7,824,600

62	• AB HIGH INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Wells Fargo & Co. 5.85%	30,500	$792,695
Wells Fargo & Co. 6.625%	297,650	8,375,871
Zions Bancorporation Series G 6.30%	73,100	1,910,103

		45,792,644

Finance – 0.2%
RBS Capital Funding Trust V Series E 5.90%	427,925	10,548,351

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%	170,000	5,236,000
XLIT Ltd. Series D 3.441%(h)	3,750	3,093,750

		8,329,750

REITS – 0.4%
Brandywine Realty Trust Series E 6.90%	31,700	819,762
Digital Realty Trust, Inc. 6.35%(e)	385,600	9,674,704
Hersha Hospitality Trust Series C 6.875%	91,100	2,325,901
National Retail Properties, Inc. Series E 5.70%	81,225	2,043,621
Public Storage Series W 5.20%	86,650	2,141,121
Public Storage Series X 5.20%	7,000	173,810
Sabra Health Care REIT, Inc. Series A 7.125%	80,050	2,071,294
Sovereign Real Estate Investment Trust 12.00%(a)	501	636,270
Welltower, Inc. 6.50%	51,650	1,371,308

		21,257,791

		85,928,536

AB HIGH INCOME FUND •	63

Portfolio of Investments

Company		Shares	U.S. $ Value

Industrial – 0.1%
Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(a)		6,280	$7,755,800

Services – 0.0%
Education Management LLC 0.00%(e)(k)		9,507	142,605

			7,898,405

Utility – 0.0%
Electric – 0.0%
SCE Trust III 5.75%		60,000	1,671,000

Total Preferred Stocks (cost $86,401,894)			95,497,941

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 1.3%
Brazil – 0.4%
Banco do Brasil SA/Cayman 9.00%, 6/18/24(a)(m)	U.S.$	10,500	7,245,000
Petrobras Global Finance BV 4.875%, 3/17/20		7,385	6,037,237
5.375%, 1/27/21		8,624	7,017,780
5.75%, 1/20/20		1,011	862,838
6.85%, 6/05/15		2,958	2,029,780

			23,192,635

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		6,355	5,179,325
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(a)		1,277	1,455,397

			6,634,722

Dominican Republic – 0.1%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(a)		7,253	7,221,051

Israel – 0.1%
Israel Electric Corp., Ltd. 5.00%, 11/12/24(a)		5,373	5,577,711

Morocco – 0.1%
OCP SA 5.625%, 4/25/24(a)		2,708	2,828,506

64	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Netherlands – 0.0%
SNS Bank NV 11.25%, 12/31/49(e)(f)(k)	EUR	1,001	$	– 0	–***

Spain – 0.0%
Instituto de Credito Oficial 4.53%, 3/17/16	CAD	2,700		2,085,769

United Arab Emirates – 0.3%
Dubai Holding Commercial Operations MTN Ltd. 6.00%, 2/01/17	GBP	10,900		16,997,687

United Kingdom – 0.2%
Royal Bank of Scotland Group PLC 8.00%, 8/10/25(m)	U.S.$	13,300		13,898,500

Total Governments – Sovereign Agencies (cost $86,595,969)				78,436,581

		Shares
COMMON STOCKS – 1.1%
Education Management Corp.(e)(k)		8,544,418		42,722
Exide Corp.(e)(f)(g)		332,502		950,956
iPayment, Inc.(e)		576,195		2,967,402
Liberty Tire Recycling LLC(e)(f)(k)		128,591		– 0	–***
Mt. Logan Re Ltd. (Preference Shares)(e)(g)(u)		29,452		31,262,400
Mt. Logan Re Ltd. (Preference Shares)(e)(u)		25,000		26,295,557
Neenah Enterprises, Inc.(e)(f)(k)		49,578		234,504
New Cotai LLC/New Cotai Capital Corp.(e)(f)(k)		13		65,910
Travelport Worldwide Ltd.		292,343		3,961,248

Total Common Stocks (cost $63,348,585)				65,780,699

		Principal Amount (000)
WHOLE LOAN TRUSTS – 1.0%
Performing Asset – 1.0%
AlphaCredit Capital, SA de CV 17.25%, 7/19/19(f)(k)	MXN	52,483		3,177,355
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(f)(k)	U.S.$	1,801		1,801,173
Cara Aircraft Leasing 28548, Inc. 8.00%, 12/02/19(f)(k)		1,042		1,042,422

AB HIGH INCOME FUND •	65

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cara Aircraft Leasing 28563, Inc. 8.00%, 6/11/19(f)(k)	U.S.$	1,515	$1,514,540
Cara Aircraft Leasing 28868, Inc. 8.00%, 12/02/19(f)(k)		1,209	1,209,265
Deutsche Bank Mexico SA 8.00%, 10/31/34(f)(k)(s)	MXN	47,006	2,120,402
8.00%, 10/31/34(f)(k)		100,002	4,510,965
Ede Del Este SA (DPP) 12.00%, 3/31/16(f)(k)	U.S.$	353	356,622
Ede Del Este SA (ITABO) 12.00%, 3/31/16(f)(k)		749	756,316
Flexpath Capital, Inc. 12.00%, 10/01/19(f)(k)		4,888	4,887,552
Flexpath Wh I LLC 13.00%, 10/23/20(f)(k)		9,308	8,869,433
Recife Funding Zero Coupon, 11/05/29(f)(k)		9,586	9,970,380
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-6/30/21(f)(k)		7,395	7,346,122
Sheridan Consumer Finance Trust 10.86%, 4/01/20(f)(h)(k)		15,248	15,142,329

Total Whole Loan Trusts (cost $63,936,534)			62,704,876

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.7%
United States – 0.7%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47		12,175	10,414,617
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47		7,145	6,025,593
Iowa Tobacco Settlement Authority Series 2005C 5.625%, 6/01/46		5,220	4,940,051
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48		6,825	6,055,959
State of California Series 2010 7.60%, 11/01/40		1,200	1,796,808
7.625%, 3/01/40		1,250	1,839,038
7.95%, 3/01/36		2,235	2,670,713
State of Illinois Series 2010 7.35%, 7/01/35		4,120	4,467,646

66	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41	U.S.$	3,855	$3,100,808
Tobacco Settlement Financing Corp/VA Series 2007B1 5.00%, 6/01/47		4,520	3,398,226

Total Local Governments – Municipal Bonds (cost $42,620,170)			44,709,459

EMERGING MARKETS – TREASURIES – 0.7%
Dominican Republic – 0.5%
Dominican Republic International Bond 10.50%, 1/17/20(d)	DOP	347,740	7,585,864
12.00%, 1/20/22(d)		347,740	7,854,251
15.95%, 6/04/21(d)		52,700	1,445,403
16.00%, 7/10/20(d)		563,400	15,118,380

			32,003,898

Indonesia – 0.2%
Indonesia – Recap Linked Note (JPMC) 9.50%, 5/17/41	IDR	68,280,000	5,070,230
Indonesia – Recap Linked Note (JPMC) 10.00%, 7/18/17		63,808,000	4,767,244

Total Emerging Markets – Treasuries (cost $48,765,847)			41,841,372

GOVERNMENTS – SOVEREIGN BONDS – 0.6%
Bahrain – 0.1%
Bahrain Government International Bond 6.00%, 9/19/44(a)	U.S.$	4,827	3,988,309

Brazil – 0.0%
Brazilian Government International Bond 4.25%, 1/07/25		744	660,300

Croatia – 0.1%
Croatia Government International Bond 6.625%, 7/14/20(a)		5,350	5,814,647

Indonesia – 0.0%
Indonesia Government International Bond 8.50%, 10/12/35(a)		1,645	2,156,924

Romania – 0.1%
Romanian Government International Bond 4.875%, 1/22/24(a)		6,000	6,525,000

AB HIGH INCOME FUND •	67

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value
Turkey – 0.1%
Turkey Government International Bond 5.625%, 3/30/21	U.S.$	6,615	$7,111,125
7.375%, 2/05/25		1,649	1,972,319

			9,083,444

United Arab Emirates – 0.2%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(a)		7,645	9,409,084

Total Governments – Sovereign Bonds (cost $34,863,854)			37,637,708

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Indonesia – 0.2%
Majapahit Holding BV 7.875%, 6/29/37(a)		5,600	6,279,000
Pertamina Persero PT 6.00%, 5/03/42(a)		720	621,000
Perusahaan Listrik Negara PT 5.25%, 10/24/42(a)		11,216	9,225,160

			16,125,160

Kazakhstan – 0.0%
KazMunayGas National Co. JSC 6.00%, 11/07/44(a)		1,600	1,250,432

South Africa – 0.1%
Eskom Holdings SOC Ltd. 7.125%, 2/11/25(a)(b)		3,760	3,487,400

Venezuela – 0.1%
Petroleos de Venezuela SA 6.00%, 5/16/24-11/15/26(a)		15,000	5,354,500

Total Quasi-Sovereigns (cost $31,248,441)			26,217,492

ASSET-BACKED SECURITIES – 0.3%
Home Equity Loans - Fixed Rate – 0.2%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,249	850,682
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35		2,108	2,095,122
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		2,259	2,009,387
Series 2006-10, Class AF3 5.985%, 6/25/36		1,877	1,015,844

68	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36	U.S.$	1,607	$1,469,903
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		1,754	928,462
Series 2007-8XS, Class A2 6.00%, 4/25/37		5,636	3,391,828

			11,761,228

Home Equity Loans - Floating Rate – 0.1%
GSAA Home Equity Trust Series 2006-6, Class AF4 6.121%, 3/25/36(h)		4,695	2,646,963
Series 2006-6, Class AF5 6.241%, 3/25/36(h)		3,799	2,141,519
Lehman XS Trust Series 2007-6, Class 3A5 5.075%, 5/25/37(s)		653	815,360

			5,603,842

Total Asset-Backed Securities (cost $17,854,981)			17,365,070

AGENCIES – 0.1%
Agency Subordinated – 0.1%
CITGO Petroleum Corp. 6.25%, 8/15/22(a) (cost $8,618,894)		8,609	8,436,820

INFLATION-LINKED SECURITIES – 0.1%
Uruguay – 0.1%
Uruguay Government International Bond 5.00%, 9/14/18 (cost $9,180,706)	UYU	221,480	7,479,033

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Provincia de Cordoba 12.375%, 8/17/17(a) (cost $4,288,807)	U.S.$	4,226	4,405,605

		Shares
INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
OCL Opportunities Fund II(e)(f)(k) (cost $1,490,950)		11,474	1,763,004

AB HIGH INCOME FUND •	69

Portfolio of Investments

Company		Shares		U.S. $ Value

WARRANTS – 0.0%
FairPoint Communications, Inc., expiring 1/24/18(e)(k)		6,740		$202
iPayment Holdings, Inc., expiring 12/29/22(e)(f)(k)		1,515,784		1,515,784
Talon Equity Co. NV, expiring 11/24/15(e)(f)(k)		877		– 0	–

Total Warrants (cost $0)				1,515,986

		Notional Amount (000)
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 25, 5 Year Index RTP, Barclays Bank PLC, NA (Buy Protection) Expiration: Nov 2015, Exercise Rate: 101.00%(e) (premiums paid $849,450)		202,250		391,263

		Shares
SHORT-TERM INVESTMENTS – 8.0%
Investment Companies – 7.4%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(v)(w) (cost $462,732,201)		462,732,201		462,732,201

		Principal Amount (000)
Time Deposits – 0.6%
ANZ, London 0.03%, 11/02/15	U.S.$	12,752		12,751,625
BBH, Grand Cayman 0.005%, 11/02/15	JPY	– 0	–**	1
0.854%, 11/02/15	AUD	17		12,267
5.25%, 11/02/15	ZAR	– 0	–**	– 0	–***
Credit Suisse AG, Zurich (1.00)%, 11/02/15	CHF	65		65,505
DNB, Oslo (0.237)%, 11/02/15	EUR	17,315		19,040,401
0.08%, 11/02/15	GBP	488		751,859
0.121%, 11/02/15	NOK	1,104		129,896

70	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Royal Bank of Canada, Toronto 0.05%, 11/02/15	CAD	2,544	$1,945,231

Total Time Deposits (cost $34,730,600)			34,696,785

Total Short-Term Investments (cost $497,462,801)			497,428,986

Total Investments – 101.1% (cost $6,686,123,278)			6,301,508,228
Other assets less liabilities – (1.1)%			(65,848,352)

Net Assets – 100.0%			$6,235,659,876

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	SEK	575,000	EUR	61,560	11/05/15	$391,686
Barclays Bank PLC	USD	74,464	INR	4,886,865	12/04/15	(106,317)
BNP Paribas SA	MXN	152,306	USD	8,908	11/20/15	(300,264)
BNP Paribas SA	USD	5,509	EUR	5,000	12/03/15	(8,801)
Brown Brothers Harriman & Co.	NOK	28,882	USD	3,524	11/05/15	124,685
Brown Brothers Harriman & Co.	NOK	545	USD	64	11/05/15	(564)
Brown Brothers Harriman & Co.	GBP	2,841	USD	4,333	11/10/15	(45,847)
Brown Brothers Harriman & Co.	USD	723	EUR	654	12/03/15	(2,661)
Brown Brothers Harriman & Co.	USD	118,112	JPY	14,153,970	12/11/15	(754,688)
Brown Brothers Harriman & Co.	AUD	45,740	USD	32,550	12/18/15	8,460
Citibank, NA	USD	1,887	CAD	2,500	11/19/15	24,386
Citibank, NA	USD	29,332	JPY	3,528,067	12/11/15	(79,120)
Goldman Sachs Bank USA	BRL	118,562	USD	31,449	11/04/15	715,915
Goldman Sachs Bank USA	BRL	255,345	USD	62,914	11/04/15	(3,274,361)
Goldman Sachs Bank USA	USD	96,895	BRL	373,907	11/04/15	27,101
Goldman Sachs Bank USA	USD	69,757	SEK	574,928	11/05/15	(2,460,429)
Goldman Sachs Bank USA	CAD	7,421	USD	5,539	11/19/15	(135,583)
Goldman Sachs Bank USA	IDR	130,203,537	USD	9,017	11/20/15	(438,460)

AB HIGH INCOME FUND •	71

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	TWD	897,083	USD	27,566	12/04/15	$(53,272)
HSBC Bank USA	SGD	85,365	USD	59,885	11/06/15	(1,043,840)
Morgan Stanley Capital Services LLC	BRL	373,907	USD	96,895	11/04/15	(27,101)
Morgan Stanley Capital Services LLC	USD	95,482	BRL	373,907	11/04/15	1,439,942
Morgan Stanley Capital Services LLC	COP	24,347,085	USD	8,332	11/17/15	(56,958)
Morgan Stanley Capital Services LLC	BRL	373,907	USD	94,507	12/02/15	(1,481,383)
Royal Bank of Scotland PLC	GBP	77,308	USD	118,671	11/10/15	(501,760)
Royal Bank of Scotland PLC	USD	31,455	TRY	91,925	11/24/15	(118,698)
Royal Bank of Scotland PLC	EUR	345,726	USD	385,173	12/03/15	4,853,165
Royal Bank of Scotland PLC	TWD	1,061,030	USD	32,642	12/04/15	(25,293)
Standard Chartered Bank	ZAR	150,476	USD	11,113	11/27/15	284,624

						$(3,045,436)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put – CDX-NAHY Series 25, 5 Year Index	Barclays Bank PLC	Sell	98.00%	11/18/15	$202,250	$182,025	$(84,575)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX):
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	(5.00)%	3.13%	EUR	23,660	$(2,171,631)	$(121,505)

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	2.57		$28,272	2,191,982	863,032
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.59		94,540	5,981,145	1,618,444
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27		21,806	810,249	902,443
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27		21,810	810,397	863,980
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27		31,549	1,172,271	1,231,178
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27		31,528	1,171,490	1,152,901

72	• AB HIGH INCOME FUND

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00%	4.27%		$31,528	$1,171,490	$1,109,524
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27		31,521	1,171,230	1,143,352
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27		21,806	810,249	239,084
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27		21,806	810,249	842,443
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.43		51,660	836,130	325,054
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	5.00	2.05	EUR	5	552	(44)

					$14,765,803	$10,169,886

*	Termination Date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC:
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/17*	(5.00)%	1.85%	$17,972	$(837,051)	$(721,200)	$(115,851)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 3/20/17*	(5.00)	7.87	16,829	627,534	(482,681)	1,110,215
Tenet Healthcare Corporation, 6.875%, 11/15/31, 6/20/17*	(5.00)	1.27	18,869	(1,223,835)	(1,033,466)	(190,369)
Citibank, NA:
Bombardier Inc., 7.450%, 5/01/34, 3/20/17*	(5.00)	5.68	9,416	74,398	(467,325)	541,723
Bombardier Inc., 7.450%, 5/01/34, 3/20/17*	(5.00)	5.68	9,474	74,856	(455,381)	530,237
United States Steel Corp., 6.650%, 6/01/37, 3/20/17*	(5.00)	8.42	17,494	864,350	(653,671)	1,518,021

AB HIGH INCOME FUND •	73

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Western Union Co., 3.650% 8/22/18, 9/20/17*	(1.00)%	0.32%	$10,400	$(140,674)	$(87,195)	$(53,479)
Western Union Co., 3.650%, 8/22/18, 3/20/17*	(1.00)	0.22	9,445	(108,825)	(16,714)	(92,111)
Deutsche Bank AG:
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	36.39	977	524,042	71,504	452,538
Goldman Sachs Bank USA:
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/17*	(5.00)	1.00	18,722	(1,125,081)	(837,273)	(287,808)
Dell, Inc., 7.100%, 4/15/28, 3/20/17*	(1.00)	0.88	17,016	(29,392)	187,699	(217,091)
First Data Corp., 12.625%, 1/15/21, 3/20/17*	(5.00)	0.82	17,596	(1,100,591)	(611,769)	(488,822)
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/17*	(1.00)	0.24	18,890	(208,077)	(48,929)	(159,148)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/17*	(5.00)	12.51	17,442	2,107,898	(702,416)	2,810,314
Morgan Stanley Capital Services LLC:
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	36.39	1,099	589,607	80,450	509,157
UBS AG:
J.C. Penney Company, Inc., 6.375%, 10/15/36, 6/20/16*	(5.00)	0.06	3,300	(94,869)	47,930	(142,799)
Sale Contracts
Bank of America, NA:
United States Steel Corporation, 6.650%, 6/01/37, 9/20/19*	5.00	13.96	2,700	(638,443)	96,169	(734,612)

74	• AB HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC:
AK Steel Corp., 7.625%, 5/15/20, 6/20/17*	5.00%	18.96%	$5,150	$(984,629)	$(211,943)	$(772,686)
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/19*	5.00	4.31	12,238	288,459	438,651	(150,192)
Cablevision Systems Corp., 7.75%, 4/15/18, 3/20/16*	5.00	0.32	3,000	73,575	64,653	8,922
CCO Holdings, LLC, 7.250%, 10/30/17, 6/20/19*	5.00	1.58	6,192	764,401	505,960	258,441
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 12/20/18*	5.00	11.82	12,238	(2,102,175)	192,406	(2,294,581)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	12.23	2,917	(717,084)	(813,149)	96,065
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	12.23	7,293	(1,792,833)	(2,029,735)	236,902
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.21	4,691	481,335	159,725	321,610
Tenet Healthcare Corporation, 6.875%, 11/15/31, 6/20/19*	5.00	3.54	12,770	635,674	793,101	(157,427)
Citibank, NA:
Advanced Micro Devices, Inc., 7.750%, 8/01/20, 3/20/19*	5.00	9.62	3,720	(457,576)	(647,627)	190,051
Bombardier Inc., 7.450%, 5/01/34, 3/20/19*	5.00	8.70	6,299	(613,829)	433,116	(1,046,945)
Bombardier Inc., 7.450%, 5/01/34, 3/20/19*	5.00	8.70	6,291	(613,049)	441,695	(1,054,744)
CMBX.NA.BBB 7, 1/17/47*	3.00	3.53	5,000	(172,976)	(62,913)	(110,063)
CMBX.NA.BBB 7, 1/17/47*	3.00	3.53	25,000	(864,881)	(297,210)	(567,671)
MGM Resorts International, 7.625%, 1/15/17, 3/20/20*	5.00	2.09	3,450	430,370	261,661	168,709

AB HIGH INCOME FUND •	75

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00%	1.21%		$6,177	$633,811	$216,306	$417,505
United States Steel Corp., 6.650%, 6/1/37, 3/20/19*	5.00	13.55		12,590	(2,625,376)	283,753	(2,909,129)
Credit Suisse International:
CMBX.NA.BBB 7, 1/17/47*	3.00	3.53		5,000	(172,976)	(116,963)	(56,013)
CMBX.NA.BBB 7, 1/17/47*	3.00	3.53		5,000	(172,976)	(96,068)	(76,908)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.21		2,252	231,074	82,115	148,959
Western Union Co., 3.650% 8/22/18, 9/20/19*	1.00	0.89		6,950	27,357	(75,244)	102,601
Western Union Co., 3.650%, 8/22/18, 3/20/19*	1.00	0.72		6,291	58,708	(146,557)	205,265
Goldman Sachs Bank USA:
CDX-NAIG Series 9, 10 Year Index, 12/20/17*	5.00	2.04		5,700	391,310	(370,975)	762,285
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/19*	5.00	2.86		12,590	880,511	711,782	168,729
ConvaTec Healthcare E S.A., 10.875%, 12/15/18, 6/20/17*	5.00	0.46	EUR	3,870	340,094	(255,052)	595,146
Dell, Inc., 7.100%, 4/15/28, 3/20/19*	1.00	2.05		$12,590	(441,354)	(960,468)	519,114
First Data Corp., 12.625%, 1/15/21, 3/20/19*	5.00	2.23		12,590	1,169,885	211,158	958,727
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	12.23		3,110	(764,529)	(815,500)	50,971
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/19*	1.00	0.86		12,590	55,484	(323,535)	379,019

76	• AB HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00%	24.18%	$12,590	$(5,248,227)	$283,752	$(5,531,979)
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625%, 5/15/20, 3/20/16*	5.00	15.84	3,000	(105,193)	10,175	(115,368)
AK Steel Corp., 7.625%, 5/15/20, 3/20/20*	5.00	23.15	3,500	(1,488,733)	(420,901)	(1,067,832)
Bombardier, Inc., 7.45%, 5/1/34, 6/20/21*	5.00	9.60	5,000	(841,613)	283,876	(1,125,489)
United States Steel Corp., 6.650%, 6/1/37, 9/20/19*	5.00	13.96	3,820	(903,313)	168,649	(1,071,962)

				$(15,265,427)	$(7,735,574)	$(7,529,853)

*	Termination Date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International:
Markit iBoxx USD Liquid High Yield Index	57,469	LIBOR	$13,006	12/28/15	$293,438
Markit iBoxx USD Liquid High Yield Index	54,281	LIBOR	24,848	12/28/15	282,552
Markit iBoxx USD Liquid High Yield Index	108,595	LIBOR	12,471	12/28/15	90,276
JPMorgan Chase Bank, NA:
Markit iBoxx USD Liquid High Yield Index	139,821	LIBOR	31,949	12/28/15	408,436
Morgan Stanley Capital Services LLC:
iBoxx $ Liquid High Yield Total Return Index	110,945	LIBOR	25,362	12/28/15	312,253
iBoxx $ Liquid High Yield Total Return Index	110,098	LIBOR	25,284	12/28/15	194,114

					$1,581,069

AB HIGH INCOME FUND •	77

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2015
Barclays Capital Inc.†	5,879	USD	(0.50	)%*	—	$5,848,291
Barclays Capital Inc.†	1,111	USD	(1.75	)%*	—	1,110,676
Barclays Capital Inc.†	1,569	USD	(1.75	)%*	—	1,568,347
Barclays Capital Inc.†	1,060	USD	(1.50	)%*	—	1,059,735
Barclays Capital Inc.†	2,569	USD	(1.50	)%*	—	2,563,184
Barclays Capital Inc.†	3,894	USD	(1.50	)%*	—	3,892,627
Barclays Capital Inc.†	991	USD	(1.25	)%*	—	989,942
Barclays Capital Inc.†	1,840	USD	(0.75	)%*	—	1,838,058
Barclays Capital Inc.†	3,742	USD	(1.00	)%*	—	3,737,601
Barclays Capital Inc.†	3,772	USD	(0.75	)%*	—	3,769,092
Barclays Capital Inc.†	1,324	USD	(0.75	)%*	—	1,323,033
Barclays Capital Inc.†	466	USD	(0.25	)%*	—	465,606
Barclays Capital Inc.†	1,363	USD	(0.75	)%*	—	1,362,642
Barclays Capital Inc.†	6,534	USD	(0.25	)%*	—	6,530,914
Credit Suisse Securities (USA) LLC†	1,542	EUR	(4.31	)%*	—	1,695,660
Credit Suisse Securities (USA) LLC†	2,875	USD	(2.00	)%*	—	2,875,005
Credit Suisse Securities (USA) LLC†	1,264	USD	(1.25	)%*	—	1,262,916
Credit Suisse Securities (USA) LLC†	1,218	USD	(1.25	)%*	—	1,216,647
Credit Suisse Securities (USA) LLC†	2,564	USD	(1.25	)%*	—	2,563,433
Credit Suisse Securities (USA) LLC†	336	USD	(1.00	)%*	—	335,394
Credit Suisse Securities (USA) LLC†	1,432	USD	(1.00	)%*	—	1,431,017
Credit Suisse Securities (USA) LLC†	2,055	USD	(1.00	)%*	—	2,052,774
Credit Suisse Securities (USA) LLC†	2,010	EUR	(1.00	)%*	—	2,210,112
Credit Suisse Securities (USA) LLC†	5,025	EUR	(1.00	)%*	—	5,525,434
Credit Suisse Securities (USA) LLC†	1,668	USD	(0.75	)%*	—	1,667,896
Credit Suisse Securities (USA) LLC	1,305	USD	(0.75	)%*	—	1,304,755
Credit Suisse Securities (USA) LLC†	600	USD	(0.50	)%*	—	600,067
Credit Suisse Securities (USA) LLC†	2,974	USD	(0.50	)%*	—	2,972,220
Credit Suisse Securities (USA) LLC†	1,023	USD	0.00%		—	1,022,500
Credit Suisse Securities (USA) LLC†	2,413	USD	0.00%		—	2,413,440
Credit Suisse Securities (USA) LLC†	3,002	USD	0.00%		—	3,002,475
ING Financial Markets LLC†	143	USD	(2.00	)%*	—	142,663
ING Financial Markets LLC†	610	USD	(2.00	)%*	—	609,906
ING Financial Markets LLC†	2,286	USD	(2.00	)%*	—	2,277,665
ING Financial Markets LLC†	1,139	USD	(1.75	)%*	—	1,135,872
ING Financial Markets LLC†	2,472	USD	(1.38	)%*	—	2,471,967
ING Financial Markets LLC†	1,233	USD	(1.25	)%*	—	1,232,990
ING Financial Markets LLC†	322	USD	(1.00	)%*	—	321,785
ING Financial Markets LLC†	2,970	USD	(0.25	)%*	—	2,969,938
ING Financial Markets LLC†	764	USD	(0.15	)%*	—	763,586
RBC Capital Markets†	6,008	USD	(0.25	)%*	—	6,007,683

						$88,145,548

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2015

*	Interest payment due from counterparty.

78	• AB HIGH INCOME FUND

Portfolio of Investments

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the Statement of Assets and Liabilities is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$58,987,478		$–0	–	$	– 0	–	$	– 0	–	$58,987,478
Emerging Markets – Corporate Bonds	3,002,724		– 0	–		– 0	–		– 0	–	3,002,724
Corporates – Investment Grade	22,583,059		– 0	–		– 0	–		– 0	–	22,583,059
Quasi-Sovereigns	3,572,287		– 0	–		– 0	–		– 0	–	3,572,287

Total	$88,145,548	$	– 0	–	$	– 0	–	$	– 0	–	$88,145,548

**	Principal amount less than 500.

***	Less than $0.50.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate market value of these securities amounted to $2,514,745,161 or 40.3% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Security is in default and is non-income producing.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.68% of net assets as of October 31, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.589%, 6/24/50	10/06/09	$2,720,828	$3,688,650	0.06%
Dominican Republic International Bond 10.50%, 1/17/20	1/23/15	7,749,550	7,585,864	0.12%
Dominican Republic International Bond 12.00%, 1/20/22	1/23/15	7,899,038	7,854,251	0.13%
Dominican Republic International Bond 15.95%, 6/04/21	1/11/13	1,507,191	1,445,403	0.02%
Dominican Republic International Bond 16.00%, 7/10/20	12/08/10	15,871,329	15,118,380	0.24%
Golden Energy Offshore Services AS 8.41%, 5/28/17	5/14/14	4,986,057	1,511,454	0.02%

AB HIGH INCOME FUND •	79

Portfolio of Investments

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Liberty Tire Recycling LLC 11.00%, 3/31/21	9/23/10	$2,537,144	$986,361	0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13	12,955,188	3,546,620	0.06%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/12/14	5,618,897	124,696	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	10/19/12	2,931,444	53,066	0.00%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	2,486,550	450,000	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/26/12	11,383,331	176,969	0.00%

(e)	Non-income producing security.
(f)	Fair valued by the Adviser.
(g)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Exide Corp.	1/13/11	$630,678		$950,956		0.02%
Exide Technologies Series AI 11.00%, 4/30/20	6/10/13	19,826,081		17,487,954		0.28%
Momentive Performance Materials, Inc.	10/11/12	– 0	–	– 0	–	0.00%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	29,452,000		31,262,400		0.50%

(h)	Floating Rate Security. Stated interest rate was in effect at October 31, 2015.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2015.

(j)	Convertible security.

(k)	Illiquid security.

(l)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2015.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	Defaulted matured security.

(o)	Defaulted.

(p)	IO – Interest Only

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	Position, or a portion thereof, has been segregated to collateralize margin requirements for exchange-traded derivatives.

(s)	Variable rate coupon, rate shown as of October 31, 2015.

(t)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

80	• AB HIGH INCOME FUND

Portfolio of Investments

(u)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(v)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(w)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

REIT – Real Estate Investment Trust

RTP – Right to Pay

See notes to financial statements.

AB HIGH INCOME FUND •	81

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,223,391,077)	$5,838,776,027
Affiliated issuers (cost $462,732,201)	462,732,201
Cash	17,237
Foreign currencies, at value (cost $277,927)	279,369
Dividends and interest receivable	98,409,911
Receivable for capital stock sold	31,600,346
Cash collateral due from broker	18,891,167
Receivable for investment securities sold	17,225,374
Unrealized appreciation on credit default swaps	13,061,226
Unrealized appreciation on forward currency exchange contracts	7,869,964
Upfront premiums paid on credit default swaps	6,026,286
Receivable for unsettled reverse repurchase agreements	1,695,661
Unrealized appreciation on total return swaps	1,581,069
Receivable for newly entered credit default swaps	628,525
Receivable for variation margin on exchange-traded derivatives	392,896

Total assets	6,499,187,259

Liabilities
Payable for investment securities purchased	97,379,380
Payable for reverse repurchase agreements	88,145,548
Payable for capital stock redeemed	21,181,592
Unrealized depreciation on credit default swaps	20,591,079
Upfront premiums received on credit default swaps	13,761,860
Unrealized depreciation on forward currency exchange contracts	10,915,400
Dividends payable	4,648,060
Advisory fee payable	2,380,710
Distribution fee payable	1,648,000
Payable for unsettled reverse repurchase agreements	1,620,884
Transfer Agent fee payable	130,650
Swaptions written, at value (premiums received $182,025)	84,575
Administrative fee payable	14,041
Accrued expenses and other liabilities	1,025,604

Total liabilities	263,527,383

Net Assets	$6,235,659,876

Composition of Net Assets
Capital stock, at par	$731,713
Additional paid-in capital	6,647,917,818
Undistributed net investment income	47,476,132
Accumulated net realized loss on investment and foreign currency transactions	(76,833,357)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(383,632,430)

$6,235,659,876

See notes to financial statements.

82	• AB HIGH INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,059,111,487	242,330,330	$8.50	*

B	$3,551,178	414,238	$8.57

C	$1,283,191,822	149,291,415	$8.60

Advisor	$2,362,066,298	277,629,809	$8.51

R	$76,875,740	9,049,796	$8.49

K	$95,293,692	11,212,545	$8.50

I	$277,654,005	32,628,597	$8.51

Z	$77,915,654	9,156,255	$8.51

*	The maximum offering price per share for Class A shares was $8.88 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB HIGH INCOME FUND •	83

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income
Interest (net of foreign taxes withheld of $137,364)	$432,556,873
Dividends
Unaffiliated issuers	6,678,384
Affiliated issuers	539,148
Other income	424,828	$440,199,233

Expenses
Advisory fee (see Note B)	30,237,026
Distribution fee—Class A	6,604,834
Distribution fee—Class B	52,067
Distribution fee—Class C	13,998,614
Distribution fee—Class R	399,723
Distribution fee—Class K	230,604
Transfer agency—Class A	2,067,046
Transfer agency—Class B	6,428
Transfer agency—Class C	1,310,550
Transfer agency—Advisor Class	2,330,466
Transfer agency—Class R	207,856
Transfer agency—Class K	166,239
Transfer agency—Class I	100,448
Transfer agency—Class Z	11,528
Printing	569,453
Custodian	445,899
Registration fees	289,940
Audit and tax	190,137
Legal	48,837
Administrative	45,695
Directors’ fees	27,923
Miscellaneous	234,326

Total expenses before interest expense	59,575,639
Interest expense	1,464,922

Total expenses		61,040,561

Net investment income		379,158,672

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(51,048,682)
Swaps		(15,254,650)
Futures		(5,941,489)
Options written		2,122,826
Swaptions written		2,374,824
Foreign currency transactions		60,356,982
Net change in unrealized appreciation/depreciation on:
Investments		(500,739,208)
Swaps		1,776,377
Swaptions written		97,450
Foreign currency denominated assets and liabilities		(14,416,782)

Net loss on investment and foreign currency transactions		(520,672,352)

Net Decrease in Net Assets from Operations		$(141,513,680)

See notes to financial statements.

84	• AB HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$379,158,672	$365,776,222
Net realized gain (loss) on investment and foreign currency transactions	(7,390,189)	133,575,939
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(513,282,163)	(164,627,490)

Net increase (decrease) in net assets from operations	(141,513,680)	334,724,671
Dividends and Distributions to Shareholders from
Net investment income
Class A	(159,269,974)	(163,561,730)
Class B	(355,001)	(581,691)
Class C	(90,909,251)	(78,907,674)
Advisor Class	(186,090,158)	(132,867,955)
Class R	(5,436,719)	(4,252,209)
Class K	(6,503,464)	(4,313,667)
Class I	(20,536,101)	(6,006,076)
Class Z	(4,202,430)	(2,403,069)
Net realized gain on investment and foreign currency transactions
Class A	(19,181,694)	(14,587,925)
Class B	(56,650)	(68,016)
Class C	(12,392,523)	(7,662,861)
Advisor Class	(20,548,170)	(9,880,453)
Class R	(660,870)	(376,162)
Class K	(718,571)	(313,050)
Class I	(1,998,684)	(439,770)
Class Z	(393,422)	(142,838)
Capital Stock Transactions
Net increase	277,283,670	763,987,460
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	15,077

Total increase (decrease)	(393,483,692)	672,362,062
Net Assets
Beginning of period	6,629,143,568	5,956,781,506

End of period (including undistributed net investment income of $47,476,132 and $76,841,145, respectively)	$6,235,659,876	$6,629,143,568

See notes to financial statements.

AB HIGH INCOME FUND •	85

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended October 31, 2015

Net decrease in net assets from operations		$(141,513,680)
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Decrease in interest and dividends receivable.	$8,381,852
Net accretion of bond discount and amortization of bond premium.	361,647
Inflation index adjustment	(550,672)
Decrease in accrued expenses	(774,721)
Increase in cash collateral due from broker	(16,862,556)
Increase in receivable for investment securities sold.	(3,355,833)
Increase in payable for investment securities purchased.	82,696,856
Purchases of long-term investments	(3,636,397,338)
Proceeds from disposition of long-term investments	4,256,504,861
Purchases of short-term investments, net	(78,145,258)
Payments on swaps, net	(8,108,917)
Proceeds from written options, net	4,679,675
Payments for futures settlements	(5,941,489)
Variation margin received on exchange-traded derivatives	18,726,418
Decrease in cash collateral received from broker	(4,193,000)
Net realized loss on investment and foreign currency transactions	7,390,189
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	513,282,163

Total adjustments		1,137,693,877

Net increase in cash from operating activities		$996,180,197

Financing Activities:
Cash dividends paid (net of dividend reinvestments)*	(183,978,929)
Redemptions of capital stock, net.	(62,478,084)
Decrease in reverse repurchase agreements	(836,630,060)

Net decrease in cash from financing activities		(1,083,087,073)

Effect of exchange rate on cash.		86,993,814

Net increase in cash		86,938
Cash at beginning of period		209,668

Cash at end of period.		$296,606

*Reinvestment of dividends	$345,574,761
Supplemental disclosure of cash flow information:
Interest expense paid during the year.		$1,464,922

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

86	• AB HIGH INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein High Income Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB HIGH INCOME FUND •	87

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

88	• AB HIGH INCOME FUND

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company

AB HIGH INCOME FUND •	89

Notes to Financial Statements

data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are

90	• AB HIGH INCOME FUND

Notes to Financial Statements

typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$3,298,834,114		$55,876,964	#	$3,354,711,078
Collateralized Mortgage Obligations		– 0	–	– 0	–	497,172,898		497,172,898
Corporates – Investment Grade		– 0	–	483,738,908		– 0	–	483,738,908
Governments – Treasuries		– 0	–	255,615,022		– 0	–	255,615,022
Commercial Mortgage-Backed Securities		– 0	–	34,621,071		177,839,338		212,460,409
Bank Loans		– 0	–	– 0	–	182,534,919		182,534,919
Emerging Markets – Sovereigns		– 0	–	166,177,053		– 0	–	166,177,053
Emerging Markets – Corporate Bonds		– 0	–	157,486,046		– 0	–	157,486,046
Preferred Stocks		83,869,516		11,628,425		– 0	–	95,497,941
Governments – Sovereign Agencies		– 0	–	78,436,581		– 0	–#	78,436,581
Common Stocks		3,961,248		– 0	–	61,819,451	#	65,780,699
Whole Loan Trusts		– 0	–	1,514,540		61,190,336		62,704,876
Local Governments – Municipal Bonds		– 0	–	44,709,459		– 0	–	44,709,459
Emerging Markets – Treasuries		– 0	–	9,837,474		32,003,898		41,841,372
Governments – Sovereign Bonds		– 0	–	37,637,708		– 0	–	37,637,708
Quasi-Sovereigns		– 0	–	26,217,492		– 0	–	26,217,492
Asset-Backed Securities		– 0	–	– 0	–	17,365,070		17,365,070
Agencies		– 0	–	8,436,820		– 0	–	8,436,820
Inflation-Linked Securities		– 0	–	7,479,033		– 0	–	7,479,033
Local Governments – Regional Bonds		– 0	–	4,405,605		– 0	–	4,405,605
Investment Companies		– 0	–	– 0	–	1,763,004		1,763,004
Warrants		202		– 0	–	1,515,784	#	1,515,986
Options Purchased – Puts		– 0	–	391,263		– 0	–	391,263

AB HIGH INCOME FUND •	91

Notes to Financial Statements

Investments in Securities	Level 1		Level 2			Level 3			Total
Short-Term Investments:
Investment Companies	$462,732,201		$	– 0	–	$	– 0	–	$462,732,201
Time Deposits	– 0	–		34,696,785	#		– 0	–	34,696,785

Total Investments in Securities	550,563,167			4,661,863,399			1,089,081,662		6,301,508,228
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–		7,869,964			– 0	–	7,869,964
Centrally Cleared Credit Default Swaps	– 0	–		10,291,435			– 0	–	10,291,435 †
Credit Default Swaps	– 0	–		13,061,226			– 0	–	13,061,226
Total Return Swaps	– 0	–		1,581,069			– 0	–	1,581,069
Liabilities
Forward Currency Exchange Contracts	– 0	–		(10,915,400)			– 0	–	(10,915,400)
Credit Default Swaptions Written	– 0	–		(84,575)			– 0	–	(84,575)
Centrally Cleared Credit Default Swaps	– 0	–		(121,549)			– 0	–	(121,549)†
Credit Default Swaps	– 0	–		(20,591,079)			– 0	–	(20,591,079)

Total^	$550,563,167			$4,662,954,490			$1,089,081,662		$6,302,599,319

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include written options and swaptions which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange-traded derivatives as reported in the portfolio of investments.

^	There were de minimis transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

92	• AB HIGH INCOME FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Collateralized Mortgage Obligations			Corporates - Investment Grade			Commercial Mortgage- Backed Securities
Balance as of 10/31/14	$40,126,149			$394,486,916			$19,377,046		$157,503,872
Accrued discounts/(premiums)	398,606			3,400,083			– 0	–	794,961
Realized gain (loss)	(509,794)			8,769,281			– 0	–	811,105
Change in unrealized appreciation/depreciation	(15,578,818)			(16,657,688)			– 0	–	(8,524,161)
Purchases/Payups	47,165,544			197,823,272			– 0	–	45,094,880
Sales/Paydowns	(23,570,454)			(90,648,966)			– 0	–	(17,841,319)
Settlements	– 0	–		– 0	–		– 0	–	– 0	–
Reclassification	7,845,731			– 0	–		(7,845,731)		– 0	–
Transfers into level 3	– 0	–		– 0	–		– 0	–	– 0	–
Transfers out of level 3	– 0	–		– 0	–		(11,531,315)		– 0	–

Balance as of 10/31/15	$55,876,964			$497,172,898		$	– 0	–	$177,839,338

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15**	$(15,475,789)			$(12,771,658)		$	– 0	–	$(7,689,764)

	Bank Loans		Governments- Sovereign Agencies			Common Stocks#			Whole Loan Trusts
Balance as of 10/31/14	$243,384,389		$	– 0	–		$4,983,972		$16,044,166
Accrued discounts/(premiums)	2,321,902			(57)			– 0	–	24,894
Realized gain (loss)	(4,012,377)			– 0	–		(87,188)		(217,183)
Change in unrealized appreciation/depreciation	(4,443,720)			57			5,664,379		(1,154,876)
Purchases/Payups	73,204,654			– 0	–		56,785,347		58,852,281
Sales/Paydowns	(124,919,929)			– 0	–		(5,948,472)		(15,358,946)
Settlements	– 0	–		– 0	–		– 0	–	– 0	–
Reclassification	(3,000,000)			– 0	–		– 0	–	3,000,000
Transfers into level 3	– 0	–		– 0	–		421,413		– 0	–
Transfers out of level 3	– 0	–		– 0	–		– 0	–	– 0	–

Balance as of 10/31/15	$182,534,919		$	– 0	–		$61,819,451		$61,190,336

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15**	$(9,154,715)			$57			$4,250,797		$(1,154,876)

AB HIGH INCOME FUND •	93

Notes to Financial Statements

	Emerging Markets - Treasuries		Asset-Backed Securities		Investment Companies		Warrants#
Balance as of 10/31/14	$27,009,644		$16,734,646		$7,369,023		$	– 0	–
Accrued discounts/(premiums)	(167,143)		355,259		– 0	–		– 0	–
Realized gain (loss)	(665,868)		490,412		(1,122,856)			4,253
Change in unrealized appreciation/depreciation	(94,851)		(984,963)		505,506			1,515,790
Purchases/Payups	15,645,299		2,487,180		942,444			– 0	–
Sales/Paydowns	(9,723,183)		(1,717,464)		(5,931,113)			(4,259)
Settlements	– 0	–	– 0	–	– 0	–		– 0	–
Reclassification	– 0	–	– 0	–	– 0	–		– 0	–
Transfers into level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of level 3	– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 10/31/15	$32,003,898		$17,365,070		$1,763,004			$1,515,784

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15**	$(753,915)		$(984,963)		$305,378			$1,515,784

	Total
Balance as of 10/31/14	$927,019,823
Accrued discounts/(premiums)	7,128,505
Realized gain (loss)	3,459,785
Change in unrealized appreciation/depreciation	(39,753,345)
Purchases	498,000,901
Sales/Paydowns	(295,664,105)
Settlements	– 0	–
Reclassification	– 0	–
Transfers into level 3	421,413
Transfers out of level 3	(11,531,315)

Balance as of 10/31/15	$1,089,081,662	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15**	$(41,913,664)

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

94	• AB HIGH INCOME FUND

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at October 31, 2015. Securities priced (i) at net asset value, (ii) by third party vendors, or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2015	Valuation Technique	Unobservable Input	Range/Weighted Average
Corporates Non-Investment Grade	$12,604,794	Market Approach	Implied Enterprise Value	$ $	512mm- 596mm/ N/A

	$986,361	Market Approach	EBITDA Projection*		$38 mm/ N/A

			EBITDA Multiples*		5.5X-7.5X/ N/A

	$277,147	Discounted Cashflow	Loss Severity Total Projected Loss		60%/NA 16%/NA

	$0	Qualitative Assessment			$0.00/ N/A

Bank Loans	$15,903,850	Market Approach	EBITDA Projection*	$ $	28 mm- 70mm/ N/A

			EBITDA Multiple*		6X/ N/A

			Scrap Value		$154mm/ N/A

Governments – Sovereign Agencies	$0	Qualitative Assessment			$0.00/ N/A

Common Stocks	$950,956	Option Pricing Model	Enterprise Value	$ $	512mm- 596mm/ N/A

			Exercise Price	$ $	730mm- 830mm/ N/A

			Years to Expiration		2.75yrs- 4.75yrs/ N/A

			EV Volatility %		22.2%- 24.3%/ N/A

			Risk Free Rate		0.99%- 1.52%/ N/A

	$234,504	Market Approach	EBITDA Projection*		$48.7mm/ N/A

	$65,910	Market Approach	EBITDA Projection*		$309mm/ N/A

AB HIGH INCOME FUND •	95

Notes to Financial Statements

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2015	Valuation Technique	Unobservable Input	Range/Weighted Average

Whole Loan Trusts	$15,142,329	Discounted Cashflow	Loss Severity Total Projected Loss	45%/NA 15%/NA

	$9,970,380	Market Approach	Underlying NAV of the Collateral	$104.01/ N/A

	$8,869,433	Discounted Cashflow	Loss Severity Total Projected Loss	60%/NA 16%/NA

	$6,631,367	Projected Cashflow	Prepayment Multiple	2X/NA

	$4,039,631	Discounted Cashflow		45%/NA 15%/NA

	$1,112,938	Projected Cashflow	Internal Rate of Return	9.57%/ N/A

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

96	• AB HIGH INCOME FUND

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions

AB HIGH INCOME FUND •	97

Notes to Financial Statements

are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2015, such fee amounted to $45,695.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,738,166 for the year ended October 31, 2015.

For the year ended October 31, 2015, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $236,245 from the sale of Class A shares and received $24,220, $424 and $179,035 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2015.

98	• AB HIGH INCOME FUND

Notes to Financial Statements

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2015 (000)	Dividend Income (000)
$418,693	$2,008,048	$1,964,009	$462,732	$539

Brokerage commissions paid on investment transactions for the year ended October 31, 2015 amounted to $16,496, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,749,755, $12,710,592, $507,712 and $393,256 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

AB HIGH INCOME FUND •	99

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2015, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,393,009,217	$2,312,086,217
U.S. government securities	1,227,944,813	1,938,469,243

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts and swap contracts) are as follows:

Cost	$6,693,048,478

Gross unrealized appreciation	$160,916,935
Gross unrealized depreciation	(552,457,185)

Net unrealized depreciation	$(391,540,250)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

100	• AB HIGH INCOME FUND

Notes to Financial Statements

During the year ended October 31, 2015, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount of shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2015, the Fund held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as

AB HIGH INCOME FUND •	101

Notes to Financial Statements

a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2015, the Fund held purchased options for hedging purposes.

During the year ended October 31, 2015, the Fund held written options for hedging purposes.

102	• AB HIGH INCOME FUND

Notes to Financial Statements

For the year ended October 31, 2015, the Fund had the following transactions in written options:

	Contracts		Premiums Received
Options written outstanding as of 10/31/14	– 0	–	$	– 0	–
Options written	401,101,200			2,412,714
Options expired	(310,391,200)			(1,663,326)
Options bought back	(90,710,000)			(749,388)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/15	– 0	–	$	– 0	–

For the year ended October 31, 2015, the Fund had the following transactions in written swaptions:

	Notional Amount			Premiums Received
Swaptions written outstanding as of 10/31/14	$	– 0	–	$	– 0	–
Swaptions written		2,055,254,000			2,556,849
Swaptions expired		(1,853,004,000)			(2,374,824)
Swaptions bought back		– 0	–		– 0	–
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 10/31/15		$202,250,000			$182,025

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying

AB HIGH INCOME FUND •	103

Notes to Financial Statements

securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps.

104	• AB HIGH INCOME FUND

Notes to Financial Statements

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2015, the Fund held interest rate swaps for non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2015, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $143,208,000.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the

AB HIGH INCOME FUND •	105

Notes to Financial Statements

Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended October 31, 2015, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2015, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to

106	• AB HIGH INCOME FUND

Notes to Financial Statements

reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2015 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on total return swaps	$1,581,069

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	7,869,964		Unrealized depreciation on forward currency exchange contracts	$10,915,400

Credit contracts	Unrealized appreciation on credit default swaps	13,061,226		Unrealized depreciation on credit default swaps	20,591,079

Credit contracts	Receivable\Payable for variation margin on exchange-traded derivatives	10,291,435	*	Receivable\Payable for variation margin on exchange-traded derivatives	121,549	*

Credit contracts	Investments in securities, at value	391,263

Credit contracts				Swaptions written, at value	84,575

Total		$33,194,957			$31,712,603

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivative contracts as reported in the portfolio of investments.

AB HIGH INCOME FUND •	107

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended October 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(27,587,409)	$7,994,329

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation of futures	(5,941,489)	– 0	–

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	75,825,849	(14,630,614)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	1,443,680	– 0	–

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,122,826	– 0	–

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(6,217,675)	(458,187)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	12,332,759	(6,217,952)

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	2,374,824	97,450

108	• AB HIGH INCOME FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	$(5,332,595)	$5,035,448

Total		$49,020,770	$(8,179,526)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2015.

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$548,312,072
Average notional amount of sale contracts	$403,729,292

Centrally Cleared Interest Rate Swaps:
Average notional amount	$781,441,818	(a)

Credit Default Swaps:
Average notional amount of buy contracts	$238,751,353
Average notional amount of sale contracts	$247,370,017

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$659,436,120
Average principal amount of sale contracts	$1,198,095,274

Futures:
Average original value of sale contracts	$727,776,938	(b)

Total Return Swaps:
Average notional amount	$106,258,462

Purchased Options Contracts:
Average cost	$1,524,703	(c)

(a)	Positions were open ten months during the reporting period.

(b)	Positions were open one month during the reporting period.

(c)	Positions were open nine months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB HIGH INCOME FUND •	109

Notes to Financial Statements

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2015:

Counterparty	Derivative Assets Subject to a MA		Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citibank, N.A.**	$392,744		$	– 0	–	$	– 0	–	$	– 0	–	$392,744
Morgan Stanley & Co. LLC**	152			– 0	–		– 0	–		– 0	–	152

Total	$392,896		$	– 0	–	$	– 0	–	$	– 0	–	$392,896

OTC Derivatives:
Barclays Bank PLC	$3,653,927			$(3,653,927)		$	– 0	–	$	– 0	–	$ – 0	–
Brown Brothers Harriman & Co.	133,145			(133,145)			– 0	–		– 0	–	– 0	–
Citibank, N.A.	2,102,171			(2,102,171)			– 0	–		– 0	–	– 0	–
Credit Suisse International	317,139			(317,139)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	524,042			– 0	–		– 0	–		(524,042)		– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	6,354,464			(6,354,464)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	– 0	–		– 0	–		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, N.A.	408,436			– 0	–		– 0	–		– 0	–	408,436
Morgan Stanley Capital Services LLC	2,535,916			(2,535,916)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	4,853,165			(645,751)			– 0	–		– 0	–	4,207,414
Standard Chartered Bank	284,624			– 0	–		– 0	–		– 0	–	284,624

Total	$21,167,029			$(15,742,513)		$	– 0	–		$(524,042)		$4,900,474	^

Counterparty	Derivative Liabilities Subject to a MA		Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, N.A.	$638,443		$	– 0	–	$	– 0	–		$(529,493)		$108,950
Barclays Bank PLC	7,848,499			(3,653,927)			– 0	–		(3,924,468)		270,104
BNP Paribas	309,065			– 0	–		– 0	–		– 0	–	309,065
Brown Brothers Harriman & Co.	803,760			(133,145)			– 0	–		– 0	–	670,615
Citibank, N.A.	5,426,807			(2,102,171)			– 0	–		(3,324,636)		– 0	–

110	• AB HIGH INCOME FUND

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Credit Suisse International	$595,451	$(317,139)	$	– 0	–	$(278,312)	$	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	15,279,356	(6,354,464)	– 0	–	(8,273,102)	651,790
HSBC Bank USA	1,043,840	– 0	–	– 0	–	(964,193)	79,647
Morgan Stanley Capital Services LLC	4,904,294	(2,535,916)	– 0	–	(2,368,378)	– 0	–
Royal Bank of Scotland PLC	645,751	(645,751)	– 0	–	– 0	–	– 0	–
UBS AG	94,869	– 0	–	– 0	–	(94,869)	– 0	–

Total	$37,590,135	$(15,742,513)	$	– 0	–	$(19,757,451)	$2,090,171	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements,

AB HIGH INCOME FUND •	111

Notes to Financial Statements

the Fund is permitted to offset payables and/or receivables with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2015, the average amount of reverse repurchase agreements outstanding was $835,182,518 and the daily weighted average interest rate was (0.01)%. During the period, the Fund received net interest payments from counterparties. At October 31, 2015, the Fund had reverse repurchase agreements outstanding in the amount of $88,145,548 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2015:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$36,059,748	$(36,059,748)	$	– 0	–
Credit Suisse Securities (USA) LLC	34,151,745	(34,151,745)		– 0	–
ING Financial Markets LLC	11,926,372	(11,853,637)		72,735
RBC Capital Markets	6,007,683	(6,007,683)		– 0	–

Total	$88,145,548	$(88,072,813)		$72,735

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds

112	• AB HIGH INCOME FUND

Notes to Financial Statements

issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2015, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment
Sheridan Auto Loan Holdings I LLC, 10.00%, 12/31/15	$1,976,635
Flexpath WH I LLC, Series B, 8/01/16	$4,280,313

As of October 31, 2015, the Fund had no bridge loan commitments outstanding.

During the year ended October 31, 2015, the Fund received commitment fees or additional funding fees in the amount of $246,508.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

Class A
Shares sold	75,899,455	87,307,051	$672,250,691	$830,411,869

Shares issued in reinvestment of dividends and distributions	12,577,261	12,075,398	112,089,171	114,501,692

Shares converted from Class B	367,530	554,399	3,292,669	5,276,183

Shares redeemed	(93,300,211)	(124,596,419)	(826,787,579)	(1,186,768,425)

Net decrease	(4,455,965)	(24,659,571)	$(39,155,048)	$(236,578,681)

AB HIGH INCOME FUND •	113

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

Class B
Shares sold	29,420	106,753	$262,100	$1,022,841

Shares issued in reinvestment of dividends and distributions	37,071	51,497	334,527	492,010

Shares converted to Class A	(364,292)	(549,532)	(3,292,669)	(5,276,183)

Shares redeemed	(81,362)	(168,223)	(731,686)	(1,609,573)

Net decrease	(379,163)	(559,505)	$(3,427,728)	$(5,370,905)

Class C
Shares sold	20,960,241	35,123,544	$189,239,400	$338,023,122

Shares issued in reinvestment of dividends and distributions	7,206,215	5,621,318	64,986,365	53,876,676

Shares redeemed	(37,067,012)	(25,689,155)	(332,193,487)	(246,958,938)

Net increase (decrease)	(8,900,556)	15,055,707	$(77,967,722)	$144,940,860

Advisor Class
Shares sold	147,810,753	175,039,436	$1,316,444,960	$1,669,260,687

Shares issued in reinvestment of dividends and distributions	14,534,688	9,842,445	129,624,171	93,422,235

Shares redeemed	(147,422,070)	(105,997,870)	(1,302,335,697)	(1,007,365,434)

Net increase	14,923,371	78,884,011	$143,733,434	$755,317,488

Class R
Shares sold	2,820,487	3,209,249	$25,140,859	$30,502,848

Shares issued in reinvestment of dividends and distributions	679,101	484,748	6,041,414	4,595,479

Shares redeemed	(2,714,978)	(2,293,805)	(23,977,691)	(21,785,556)

Net increase	784,610	1,400,192	$7,204,582	$13,312,771

Class K
Shares sold	2,922,954	3,799,201	$26,116,852	$36,144,211

Shares issued in reinvestment of dividends and distributions	810,873	489,614	7,208,893	4,647,102

Shares redeemed	(1,413,042)	(864,432)	(12,527,265)	(8,196,223)

Net increase	2,320,785	3,424,383	$20,798,480	$32,595,090

114	• AB HIGH INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

Class I
Shares sold	28,263,974	11,360,141	$258,176,615	$108,349,828

Shares issued in reinvestment of dividends and distributions	2,327,495	527,260	20,698,998	5,008,537

Shares redeemed	(10,131,179)	(10,625,038)	(88,980,740)	(100,918,390)

Net increase	20,460,290	1,262,363	$189,894,873	$12,439,975

Class Z
Shares sold	4,365,710	4,986,678	$37,956,266	$47,208,479

Shares issued in reinvestment of dividends and distributions	516,939	268,944	4,591,222	2,558,971

Shares redeemed	(723,628)	(259,448)	(6,344,689)	(2,436,588)

Net increase	4,159,021	4,996,174	$36,202,799	$47,330,862

For the year ended October 31, 2014, the Fund received $15,077 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

AB HIGH INCOME FUND •	115

Notes to Financial Statements

These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.)Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to,

116	• AB HIGH INCOME FUND

Notes to Financial Statements

among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in an rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$474,509,861	$392,894,071
Long-term capital gains	54,743,821	33,471,075

Total taxable distributions paid	$529,253,682	$426,365,146

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$68,968,993
Accumulated capital and other losses	(73,829,684	)(a)
Unrealized appreciation/(depreciation)	(396,679,237	)(b)

Total accumulated earnings/(deficit)	$(401,539,928	)(c)

(a)	As of October 31, 2015, the Fund had a net capital loss carryforward of $73,306,781. As of that date, the Fund had cumulative deferred loss on straddles of $522,903.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, passive foreign investment companies (PFICs) and partnerships, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

AB HIGH INCOME FUND •	117

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Fund had a net short-term capital loss carryforward of $42,423,012 and a net long-term capital loss carryforward of $30,883,769 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency, the tax treatment of swaps and options, reclassifications of paydown gains/losses, the tax treatment of proceeds from the sale of defaulted securities, the redesignation of dividends and the tax treatment of clearing fees resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

118	• AB HIGH INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 9.40	$ 9.53	$ 9.38	$ 8.73	$ 9.19

Income From Investment Operations
Net investment income(a)	.51	.55	.60	.56	.64	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.69)	(.03)	.20	.70	(.44)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.18)	.52	.80	1.26	.20

Less: Dividends and Distributions
Dividends from net investment income	(.64)	(.60)	(.65)	(.61)	(.66)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.72)	(.65)	(.65)	(.61)	(.66)

Net asset value, end of period	$ 8.50	$ 9.40	$ 9.53	$ 9.38	$ 8.73

Total Return
Total investment return based on net asset value(d)	(1.98)%	5.62%	8.78	%†	15.03	%*	2.48	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,059,111	$2,320,748	$2,587,763	$2,464,634	$1,686,591
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.90%	.89%	.90%	.91%	.95%
Expenses, before waivers/reimbursements(e)	.90%	.89%	.90%	.91%	.96%
Net investment income	5.77%	5.80%	6.25%	6.22%	7.05	%(b)
Portfolio turnover rate	53%	38%	38%	42%	29%

See footnote summary on page 127.

AB HIGH INCOME FUND •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 9.49	$ 9.62	$ 9.46	$ 8.80	$ 9.26

Income From Investment Operations
Net investment income(a)	.45	.48	.53	.50	.57
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.71)	(.03)	.21	.71	(.43)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.26)	.45	.74	1.21	.14

Less: Dividends and Distributions
Dividends from net investment income	(.58)	(.53)	(.58)	(.55)	(.60)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.66)	(.58)	(.58)	(.55)	(.60)

Net asset value, end of period	$ 8.57	$ 9.49	$ 9.62	$ 9.46	$ 8.80

Total Return
Total investment return based on net asset value(d)	(2.89)%	4.82%	8.06	%†	14.26	%*	1.75	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,551	$7,526	$13,008	$19,591	$26,192
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.63%	1.60%	1.61%	1.64%	1.65%
Expenses, before waivers/reimbursements(e)	1.63%	1.60%	1.61%	1.64%	1.69%
Net investment income	4.95%	5.05%	5.50%	5.51%	6.28%
Portfolio turnover rate	53%	38%	38%	42%	29%

See footnote summary on page 127.

120	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 9.51	$ 9.64	$ 9.48	$ 8.83	$ 9.29

Income From Investment Operations
Net investment income(a)	.45	.48	.53	.49	.57	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.70)	(.03)	.21	.71	(.44)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.25)	.45	.74	1.20	.13

Less: Dividends and Distributions
Dividends from net investment income	(.58)	(.53)	(.58)	(.55)	(.59)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.66)	(.58)	(.58)	(.55)	(.59)

Net asset value, end of period	$ 8.60	$ 9.51	$ 9.64	$ 9.48	$ 8.83

Total Return
Total investment return based on net asset value(d)	(2.74)%	4.82%	8.04	%†	14.05	%*	1.73	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,283,192	$1,504,398	$1,379,727	$1,213,954	$760,234
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%	1.58%	1.60%	1.61%	1.65%
Expenses, before waivers/reimbursements(e)	1.60%	1.58%	1.60%	1.61%	1.66%
Net investment income	5.00%	5.03%	5.48%	5.42%	6.25	%(b)
Portfolio turnover rate	53%	38%	38%	42%	29%

See footnote summary on page 127.

AB HIGH INCOME FUND •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 9.42	$ 9.55	$ 9.39	$ 8.74	$ 9.20

Income From Investment Operations
Net investment income(a)	.54	.58	.62	.58	.66	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.70)	(.03)	.22	.71	(.43)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.16)	.55	.84	1.29	.23

Less: Dividends and Distributions
Dividends from net investment income	(.67)	(.63)	(.68)	(.64)	(.69)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.75)	(.68)	(.68)	(.64)	(.69)

Net asset value, end of period	$ 8.51	$ 9.42	$ 9.55	$ 9.39	$ 8.74

Total Return
Total investment return based on net asset value(d)	(1.78)%	5.93%	9.23	%†	15.37	%*	2.79	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,362,066	$2,473,475	$1,754,585	$1,346,510	$662,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.60%	.58%	.61%	.60%	.65%
Expenses, before waivers/reimbursements(e)	.60%	.58%	.61%	.60%	.66%
Net investment income	6.05%	6.06%	6.54%	6.46%	7.34	%(b)
Portfolio turnover rate	53%	38%	38%	42%	29%

See footnote summary on page 127.

122	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 9.40	$ 9.53	$ 9.38	$ 8.73	$ 9.19

Income From Investment Operations
Net investment income(a)	.48	.52	.56	.53	.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.70)	(.03)	.21	.71	(.44)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.22)	.49	.77	1.24	.18

Less: Dividends and Distributions
Dividends from net investment income	(.61)	(.57)	(.62)	(.59)	(.64)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.69)	(.62)	(.62)	(.59)	(.64)

Net asset value, end of period	$ 8.49	$ 9.40	$ 9.53	$ 9.38	$ 8.73

Total Return
Total investment return based on net asset value(d)	(2.44)%	5.27%	8.42	%†	14.66	%*	2.29	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76,876	$77,706	$65,429	$46,615	$20,935
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.27%	1.23%	1.25%	1.24%	1.15%
Expenses, before waivers/reimbursements(e)	1.27%	1.23%	1.25%	1.26%	1.28%
Net investment income	5.41%	5.46%	5.92%	5.87%	6.87%
Portfolio turnover rate	53%	38%	38%	42%	29%

See footnote summary on page 127.

AB HIGH INCOME FUND •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 9.41	$ 9.54	$ 9.38	$ 8.73	$ 9.19

Income From Investment Operations
Net investment income(a)	.51	.55	.60	.55	(b)	.64	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.70)	(.03)	.22	.71	(.44)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.19)	.52	.82	1.26	.20

Less: Dividends and Distributions
Dividends from net investment income	(.64)	(.60)	(.66)	(.61)	(.66)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.72)	(.65)	(.66)	(.61)	(.66)

Net asset value, end of period	$ 8.50	$ 9.41	$ 9.54	$ 9.38	$ 8.73

Total Return
Total investment return based on net asset value(d)	(2.12)%	5.63%	8.93	%†	15.02	%*	2.55	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$95,294	$83,634	$52,132	$19,161	$4,159
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.94%	.88%	.89%	.91%	.90%
Expenses, before waivers/reimbursements(e)	.94%	.88%	.89%	.93%	1.01%
Net investment income	5.74%	5.79%	6.28%	6.09%	7.13%
Portfolio turnover rate	53%	38%	38%	42%	29%

See footnote summary on page 127.

124	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 9.42	$ 9.55	$ 9.39	$ 8.74	$ 9.20

Income From Investment Operations
Net investment income(a)	.54	.58	.63	.59	.66
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.70)	(.03)	.22	.71	(.43)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.16)	.55	.85	1.30	.23

Less: Dividends and Distributions
Dividends from net investment income	(.67)	(.63)	(.69)	(.65)	(.69)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.75)	(.68)	(.69)	(.65)	(.69)

Net asset value, end of period	$ 8.51	$ 9.42	$ 9.55	$ 9.39	$ 8.74

Total Return
Total investment return based on net asset value(d)	(1.74)%	5.97%	9.30	%†	15.42	%*	2.81	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$277,654	$114,598	$104,128	$66,608	$41,617
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.54%	.54%	.53%	.56%	.63%
Expenses, before waivers/reimbursements(e)	.54%	.54%	.53%	.56%	.63%
Net investment income	6.11%	6.08%	6.61%	6.55%	7.36%
Portfolio turnover rate	53%	38%	38%	42%	29%

See footnote summary on page 127.

AB HIGH INCOME FUND •	125

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,		October 15, 2013(f) to October 31, 2013
	2015	2014

Net asset value, beginning of period	$ 9.42	$ 9.55	$ 9.43

Income From Investment Operations
Net investment income (loss)(a)	.55	.58	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.71)	(.03)	.17

Net increase (decrease) in net asset value from operations	(.16)	.55	.15

Less: Dividends and Distributions
Dividends from net investment income	(.67)	(.63)	(.03)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–

Total dividends and distributions	(.75)	(.68)	(.03)

Net asset value, end of period	$ 8.51	$ 9.42	$ 9.55

Total Return
Total investment return based on net asset value(d)	(1.72)%	6.00%	1.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$77,916	$47,059	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.53%	.52%	.56	%(g)
Expenses, before waivers/reimbursements(e)	.53%	.52%	.56	%(g)
Net investment income (loss)	6.15%	6.13%	(3.74	)%(g)
Portfolio turnover rate	53%	38%	38%

See footnote summary on page 127.

126	• AB HIGH INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Year Ended October 31,
	2015	2014	2013	2012	2011

Class A
Net of waivers/reimbursements	88%	.88%	.90%	.90%	.95%
Before waivers/reimbursements	.88%	.88%	.90%	.90%	.96%
Class B
Net of waivers/reimbursements .	1.61%	1.60%	1.61%	1.64%	1.65%
Before waivers/reimbursements	1.61%	1.60%	1.61%	1.64%	1.69%
Class C
Net of waivers/reimbursements .	1.58%	1.58%	1.60%	1.60%	1.65%
Before waivers/reimbursements	1.58%	1.58%	1.60%	1.60%	1.66%
Advisor Class
Net of waivers/reimbursements	58%	.58%	.60%	.60%	.65%
Before waivers/reimbursements	.58%	.58%	.60%	.60%	.66%
Class R
Net of waivers/reimbursements .	1.25%	1.23%	1.25%	1.24%	1.15%
Before waivers/reimbursements	1.25%	1.23%	1.25%	1.26%	1.28%
Class K
Net of waivers/reimbursements	92%	.88%	.89%	.91%	.90%
Before waivers/reimbursements	.92%	.88%	.89%	.93%	1.01%
Class I
Net of waivers/reimbursements	52%	.54%	.53%	.56%	.63%
Before waivers/reimbursements	.52%	.54%	.53%	.56%	.63%

	Year Ended October 31,		October 15, 2013(f) to October 31, 2013
	2015	2014

Class Z
Net of waivers/reimbursements	51%	.51%	.56	%(g)
Before waivers/reimbursements	.51%	.51%	.56	%(g)

(f)	Commencement of distribution.

(g)	Annualized.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the years ended October 31, 2012 and October 31, 2011 by .06 and .03%, respectively.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2013 by 0.01%.

See notes to financial statements.

AB HIGH INCOME FUND •	127

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB High Income Fund, Inc. (the “Fund”), (formerly known as AllianceBernstein High Income Fund, Inc.) as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB High Income Fund, Inc. at October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

AB HIGH INCOME FUND •	128

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2015.

For foreign shareholders, 51.91% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB HIGH INCOME FUND •	129

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Douglas J. Peebles(2), Vice President

Marco G. Santamaria(2), Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Santamaria and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

130	• AB HIGH INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

AB HIGH INCOME FUND •	131

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr. ++ Chairman of the Board 74 (2014)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive nonprofit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ++ 73 (1993)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

132	• AB HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ++ 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2010 until 2013. He was a Director of Prospect Acquisition (financial services) Corp. from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ++ 83 (1993)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

AB HIGH INCOME FUND •	133

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ++ 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ++ 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	110	None

134	• AB HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ++ 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, ++ 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

AB HIGH INCOME FUND •	135

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested director of the Fund”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

136	• AB HIGH INCOME FUND

Management of the Fund

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Gershon Distenfeld, 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Douglas J. Peebles, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Marco G. Santamaria, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2010.

Matthew S. Sheridan, 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Stephen M. Woetzel, 44	Controller	Vice President of ABIS**, with which he has been associated since prior to 2010.

Vincent S. Noto, 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB HIGH INCOME FUND •	137

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB High Income Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

138	• AB HIGH INCOME FUND

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2015.

Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2015 Net Assets ($MM)
High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$5,993.3

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the fiscal year ended October 31, 2014, the Adviser received $60,462 (0.001% of the Fund’s average daily net assets) for providing such services.

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

AB HIGH INCOME FUND •	139

Set forth below are the total expense ratios of the Fund for the most recent semi-annual period:6

Fund	Total Expense Ratio[7]		Fiscal Year
High Income Fund, Inc.[8], [9]	Advisor	0.60%	Oct. 31 (ratios as of Apr. 30, 2015)
	Class A	0.90%
	Class B	1.62%
	Class C	1.59%
	Class R	1.26%
	Class K	0.95%
	Class I	0.53%
	Class Z	0.52%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	The Rule 12b-1 fee for Class A shares will bill reduced from 0.30% to 0.25%, effective on February 1, 2016.

9	The Fund’s expense ratios exclude interest expense of 0.02% for Advisor Class and Class Z shares, and 0.01% for Class A, Class B, Class C, Class R, Class K, Class I shares

140	• AB HIGH INCOME FUND

redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.10 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2015 net assets.11

Fund	Net Assets 9/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
High Income Fund, Inc.	$5,993.3	Global High Income 0.55% on 1st $50 million 0.35% on the balance Minimum account size: $100 m	0.352%	0.463%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, Taiwan, and South Korea, and sold to non-United States resident investors. The Adviser charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[12]
High Income Fund, Inc.	Global High Yield Class A	1.55% on 1st $5 billion
1.50% on the balance

	Class I (Institutional)	1.00% on 1st $5 billion 0.95% on the balance

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	Class A2 shares of the Luxembourg fund are charged an “all-in” fee, which covers investment advisory and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

AB HIGH INCOME FUND •	141

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[13]
High Income Fund, Inc.	AB Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The AB Investments Taiwan Limited mutual funds (“ITL”), which are offered to investors in Taiwan, have an “all-in” fee to compensate the Adviser for investment advisory as well as custody related services. The fee schedule of the ITL mutual fund that has a somewhat similar investment style as the Fund is set forth in the table below:

Fund	ITL Fund	Advisory Fee	Custodian Fee	Management Fee[14]
High Income Fund, Inc.	Global High Yield Fund	1.70%	0.17% on first NT$20 billion 0.145% on next NT$20 billion 0.135% on next NT$20 billion 0.125% on next NT$20 billion 0.10% on the balance	1.818%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other

13	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 30, 2015 by Reuters was ¥119.88 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $250.3 million; ¥20 billion would be equivalent to approximately $166.8 million; and ¥450 billion would be equivalent to approximately $3.75 billion.

14	The Taiwanese dollar-U.S. dollar (USD) currency exchange rate quoted at 4 p.m. on September 30, 2015 by Reuters was NT$32.99 per $1 (USD). At that currency exchange rate, NT$20 billion would be equivalent to approximately $606.2 million (USD).

142	• AB HIGH INCOME FUND

investment advisers.15, 16 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)17 and the Fund’s contractual management fee ranking.18

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[19]	Broadridge EG Median (%)	Broadridge EG Rank
High Income Fund, Inc.	0.457	0.536	2/14

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

17	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

18	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Broadridge peer group.

19	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

AB HIGH INCOME FUND •	143

Broadridge also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.20 Pro-forma total expense ratio (italicized) is shown to reflect the Fund’s anticipated 12b-1 fee reduction.

Fund	Total Expense Ratio (%)[21]	Broadridge EG Median (%)	Broadridg EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
High Income Fund, Inc.	0.882	0.948	2/14	1.039	5/55
Pro-forma	0.832	0.948	2/14	1.039	4/55

Based on this analysis, considering pro-forma information where available, the Fund has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship

20	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Most recently completed fiscal year Class A share total expense ratio.

144	• AB HIGH INCOME FUND

between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $340,237 $22,901,079 and $198,744 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.22

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,654,853 in fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses

22	As a result of discussions between the Board and the Adviser, ABI will reduce the Fund’s Class A distribution service fee payment rate from 0.30% to 0.25% effective February 1, 2016.

AB HIGH INCOME FUND •	145

categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

23	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

24	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

146	• AB HIGH INCOME FUND

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings26 of the Fund relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)27 for the period ended July 31, 2015.28

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
High Income Fund, Inc.[29]
1 year	-0.64	-0.33	0.09	9/14	77/119
3 year	6.18	5.79	5.31	5/14	19/95
5 year	7.45	7.39	6.87	5/13	17/82
10 year	8.97	6.86	6.40	1/11	1/62

26	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Broadridge.

27	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

28	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

29	During the third quarter of 2008, the Fund’s Lipper classification changed from Emerging Market Debt Fund to High Yield Fund.

AB HIGH INCOME FUND •	147

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)30 versus its benchmarks.31 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.32

	Period Ending July 31, 2015
	Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
High Income Fund, Inc.[33]	-0.64	6.19	7.45	8.98	10.76	5.99	1.21	5
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index	-6.81	1.17	4.31	6.56	N/A	7.95	0.56	5
JP Morgan EMBI Global Index	-1.28	2.23	5.75	7.41	9.80	N/A	N/A	N/A
JP Morgan GBI EM	-18.57	-4.63	-0.72	4.22	N/A	N/A	N/A	N/A
Barclays Capital High Yield 2% Constrained Index	0.37	5.94	7.71	7.67	N/A	N/A	N/A	N/A
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

30	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

31	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2015.

32	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was calculated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

33	On or around January 25, 2008, the Fund merged with AB Corporate Debt Portfolio and AB High Yield Fund, Inc. Also at this time, the Fund changed its name from Emerging Markets Debt Fund, Inc. and its investment strategy. The Fund’s benchmark changed from JP Morgan EMBI Global Index to 33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index.

148	• AB HIGH INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB HIGH INCOME FUND •	149

AB Family of Funds

NOTES

150	• AB HIGH INCOME FUND

NOTES

AB HIGH INCOME FUND •	151

NOTES

152	• AB HIGH INCOME FUND

AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0151-1015

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in
2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB High Income	2014	$151,938	$—	$20,076
	2015	$156,542	$—	$41,046

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Income	2014	$430,731	$20,076
			$—
			$(20,076)
	2015	$459,121	$41,046
			$—
			$(41,046)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 21, 2015